[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT

THIS  GLOBAL  SETTLEMENT  AND  ABSOLUTE  RELEASE  AGREEMENT  (the “Agreement”) is dated for reference as of October 29, 2015 and entered into by and between the following parties:

_____________________________

Plaintiffs: HOODOO RESOURCES, LLC, an Idaho limited liability company (“Hoodoo”), ROBERT LEMKE, an individual and the sole member of Hoodoo (“Lemke”), THE BRENT THOMSON FAMILY TRUST (the “Thomson Trust”), BRENT THOMSON, an individual and authorized trustee of the Thomson Trust (“Thomson”), and IDAHO INDUSTRIAL MINERALS, LLC, an Idaho limited liability company “IIM”). Hoodoo, Lemke, the Thomson Trust, Thomson, IIM, and the ESTATE OF PHILIP NISBET (“Nisbet Estate”) are sometimes collectively referred to herein as the “Plaintiffs”; and

The Ball Entities: BALL VENTURES, LLC, an Idaho limited liability company (“BV”), BV NATURAL RESOURCES, LLC, an Idaho limited liability company (“BVNR”), THE ALLEN BALL AND CONNIE BALL FAMILY TRUST (“Ball Trust”), and ALLEN BALL, an individual and authorized trustee of The Allen Ball and Connie Ball Family Trust (“Ball”), BV, BVNR, Ball Trust and Ball are sometimes collectively referred to herein as the “Ball Entities”; and

Defendants: I-MINERALS, INC., a Canadian federal corporation (“I-Minerals”), and I- MINERALS USA, INC., an Idaho corporation (I-Minerals USA”). I-Minerals and I- Minerals USA are sometimes collectively referred to herein as the “Defendants.”

Plaintiffs, the Ball Entities and the Defendants are sometimes referred to herein collectively as the “Parties” or singularly as a “Party,” as the context so provides.

The purpose of this Agreement is for the Parties to settle and release one another from all demands, damages, actions, claims, and causes of action of any kind or nature whatsoever, whether known or unknown, either in law or in equity, which the Parties ever had or may now have arising out of, resulting from, relating to, or in any manner connected with the facts and circumstances underlying the following lawsuits, and the claims brought or which could have been brought therein:

Ada County Lawsuit: BV Natural Resources, LLC, v. Brent Thomson, trustee for The Brent Thomson Family Trust, et al., in the District Court of the Fourth Judicial District of the State of Idaho, in and for the County of Ada, Case No. CV OC 1401549 14 (the “Ada Lawsuit”); and

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 1

Latah County Lawsuit: Hoodoo Resources, LLC, and Brent Thomson, as trustee of the Brent Thomson Family Trust, independently and derivatively for Idaho Industrial Minerals, LLC, v. I-Minerals, Inc., et al., in the District Court of the Second Judicial District of the State of Idaho, in and for the County of Latah, Case No. CV-2014-1306 (the “Latah Lawsuit”); and

Nez Perce County Lawsuit: BV Natural Resources, LLC, derivatively for Idaho Industrial Minerals, LLC, v. Brent Thomson, trustee for The Brent Thomson Family Trust, et al., in the District Court of the Second Judicial District of the State of Idaho, in and for the County of Nez Perce, Case No. CV 14 02312 (the “Nez Perce Lawsuit”).

Federal Lawsuit: Hoodoo Resources, LLC, et al., v. I-Minerals, Inc., et al., in the United States District Court for the District of Idaho, Case No. 1:14-CV-78 (the “Federal Lawsuit”).

The  four  above-referenced  lawsuits  are  sometimes  collectively  referred  to  herein  as  the “Lawsuits.”

R E C I T A L S:

WHEREAS, on or about August 10, 2002, I-Minerals (f/k/a Alchemy Ventures, Ltd.) entered into that certain Assignment Agreement with Contingent Right of Reverter with IIM and Northwest Kaolin, Inc. (“NWK”).  A true and correct copy of the Assignment Agreement with Contingent Right of Reverter is attached hereto as Exhibit “A” and incorporated herein by this reference (the “Assignment Agreement”); and

WHEREAS, the Assignment Agreement was amended several times, with the last amendment being dated effective January 21, 2010.  True and correct copies of the amendments to the Assignment Agreement are attached hereto as Exhibit “B” and incorporated herein by this reference (the term “Assignment Agreement” shall refer to the original Assignment Agreement dated August 10, 2002, as amended and modified by those amendments attached hereto as Exhibit “B”); and

WHEREAS, Section 1.1 of the Assignment Agreement generally provided that IIM and NWK would transfer certain mineral “Lease Applications,” as defined in the Assignment Agreement (hereinafter “mineral Leases”), to I-Minerals in exchange for I-Minerals transferring 1,800,000 common shares of I-Minerals to IIM and other valuable consideration outlined in Section 2 of the Assignment Agreement; and

WHEREAS, the Lawsuits were filed in which the following general allegations, among others, were made: (1) Plaintiffs alleged in the Ada County Lawsuit and the Latah County Lawsuit that Defendants breached the Assignment Agreement and the Ball Entities conspired therein, that the Ball Entities breached their fiduciary duties to the Plaintiffs, and that the mineral Leases should revert to IIM; (2) Defendants asserted in the Ada County Lawsuit and the Latah County Lawsuit that I-Minerals had fully complied with the terms of the Assignment Agreement, that I-Minerals

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 2

is the sole owner of the mineral Leases subject to the Assignment Agreement, and asserted counterclaims alleging Plaintiffs engaged in tortious interference with prospective economic advantage and tortiously interfered with contract; and (3) the Ball Entities alleged in the Ada County Lawsuit and the Nez Perce Lawsuit, for themselves and derivatively for IIM, that the Plaintiffs breached their fiduciary duties to the Ball Entities and IIM, that the Plaintiffs engaged in tortious interference with contract, and that IIM should be dissolved; and

WHEREAS, on or about May 28, 2015, the Parties participated in court-ordered mediation to resolve all pending, potential, and outstanding claims in the Lawsuits; and

WHEREAS, the Parties reached a mutually acceptable agreement to settle all claims and causes of action asserted against one another in the Lawsuits and entered into a Binding Settlement Term Sheet (the “Term Sheet”), a copy of which is attached hereto as “Exhibit C” solely for information purposes (and not being incorporated into or forming a part of this Agreement); and

WHEREAS, the purpose of this Agreement is to document the settlement reached at mediation in which the Parties desire and agree to settle and release one another from all claims and causes of action, whether known or unknown, either in law or in equity, which the Parties ever had or may now have arising out of, resulting from, or in any manner connected with the facts and circumstances underlying the Lawsuits; and

NOW, THEREFORE, in consideration of the amounts to be paid hereunder and mutual promises and covenants herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties AGREE as follows:

1.     Releases.

a. By Plaintiffs. The Plaintiffs, including the Nisbet Estate, for themselves and on behalf of their past, present and future companies, subsidiaries, parent companies, divisions, affiliates (including NWK), members (including the interest of IIM owned by the Nisbet Estate), partners, beneficiaries, employees, officers, directors, attorneys, agents, trustees and co-trustees, heirs, executors, administrators, successors, and assigns, and any of their legal representatives, RELEASE, ACQUIT, AND FOREVER DISCHARGE the Ball Entities and the Defendants, including the Ball Entities’ and the Defendants’ past, present and future companies, subsidiaries, parent companies, divisions, affiliates, members, partners, beneficiaries, employees, officers, directors, attorneys, agents, trustees and co-trustees, heirs, executors, administrators, successors, and assigns, and any of their legal representatives or any and all other entities and person(s) in privity with them, from any and all rights, obligations, costs, expenses, damages, losses, claims, demands, debts, liabilities, suits, and causes of action, known or unknown, asserted or unasserted, past or present, of whatever character in law or in equity, arising out of, resulting from, relating to, or in any manner connected with the facts and circumstances underlying, involving, relating to or that were brought or could have been brought by Plaintiffs in the Federal Lawsuit, the Ada Lawsuit, the Nez Perce Lawsuit, or the Latah Lawsuit or under the terms

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 3

and conditions of the Assignment Agreement or relating in any way to the Ball Entities involvement in IIM. Plaintiffs, including the Nisbet Estate, specifically acknowledge and agree that this shall be the broadest release allowed by the law. Plaintiffs, including the Nisbet Estate, for themselves and on behalf of their past, present and future companies, subsidiaries, parent companies, divisions, affiliates (including NWK), members (including the interest of IIM owned by the Nisbet Estate), partners, beneficiaries, employees, officers, directors, attorneys, agents, trustees and co-trustees, heirs, executors, administrators, successors, and assigns, and any of their legal representatives, further acknowledge and agree that upon execution of this Agreement, I-Minerals shall be the sole owner of the mineral Leases subject to the Assignment Agreement and I-Minerals shall own such mineral Leases free and clear of all claims, rights or demands by or on behalf of the Plaintiffs.

b. By the Ball Entities. The Ball Entities, for themselves and on behalf of their past, present and future companies, subsidiaries, parent companies, divisions, affiliates, members, partners, beneficiaries, employees, officers, directors, attorneys, agents, trustees and co-trustees, heirs, executors, administrators, successors, and assigns, and any of their legal representatives, RELEASE, ACQUIT, AND FOREVER DISCHARGE the Plaintiffs and Defendants, including the Plaintiffs’ and Defendants’ past, present and future companies, subsidiaries, parent companies, divisions, affiliates, members, partners, beneficiaries, employees, officers, directors, attorneys, agents, trustees and co-trustees, heirs, executors, administrators, successors, and assigns, and any of their legal representatives or any and all other entities and person(s) in privity with them, from any and all rights, obligations, costs, expenses, damages, losses, claims, demands, debts, liabilities, suits, and causes of action, known or unknown, asserted or unasserted, past or present, of whatever character in law or in equity, arising out of, resulting from, relating to, or in any manner connected with the facts and circumstances underlying, involving, relating to or that were brought or could have been brought by the Ball Entities in, the Federal Lawsuit, the Ada Lawsuit, the Nez Perce Lawsuit, or the Latah Lawsuit. The Ball Entities specifically acknowledge and agree that this shall be the broadest release allowed by the law.

c. By Defendants. The Defendants, for themselves and on behalf of their past, present and future companies, subsidiaries, parent companies, divisions, affiliates, members, partners, beneficiaries, employees, officers, directors, attorneys, agents, trustees and co-trustees, heirs, executors, administrators, successors, and assigns, and any of their legal representatives, RELEASE, ACQUIT, AND FOREVER DISCHARGE the Plaintiffs and the Ball Entities, including the Plaintiffs’ and the Ball Entities’ past, present and future companies, subsidiaries, parent companies, divisions, affiliates, members, partners, beneficiaries, employees, officers, directors, attorneys, agents, trustees and co-trustees, heirs, executors, administrators, successors, and assigns, and any of their legal representatives or any and all other entities and person(s) in privity with them, from any and all rights, obligations, costs, expenses, damages, losses, claims, demands, debts, liabilities, suits, and causes of action, known or unknown, asserted or unasserted, past or present, of whatever character in law or in equity, arising out of, resulting from, relating to, or in any manner connected with the facts and circumstances underlying, involving,

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 4

relating to or that were brought or could have been brought by Defendants in, the Federal Lawsuit, the Ada Lawsuit, the Nez Perce Lawsuit, or the Latah Lawsuit or under the terms and conditions of the Assignment Agreement. Defendants specifically acknowledge and agree that this shall be the broadest release allowed by the law.

2.         Payment.  The payments set forth in this paragraph shall be the only payments made under the terms of this Agreement. The remaining consideration under this Agreement shall be the Releases set forth in the preceding paragraph together with the other mutual promises and covenants herein set forth. The Payments to be made hereunder shall be made from the following Parties to the denoted Party:

a. Payment from I-Minerals to IIM. Within fourteen (14) days after the Effective Date of this Agreement, as defined in Paragraph 3 below, I-Minerals shall pay to IIM the amount of ONE HUNDRED THOUSAND DOLLARS AND 00/100 CENTS ($100,000.00) in United States currency (the “I-Minerals Payment”).

b. Payment from the Ball Entities to IIM – Stock Option Agreement.

i.	Stock Option Grant. On the Effective Date, BVNR will grant to IIM five (5) yearly options (each a “Yearly Option” and collectively, the “Yearly Options”), with each Yearly Option entitling IIM to purchase up to THREE HUNDRED SIXTY THOUSAND (360,000) I-Minerals common shares (the “Option Shares”) at an exercise price of ZERO AND 23.5/100 DOLLARS ($0.235) per share in United States currency (the “Option Price”). Each Yearly Option will vest and become exercisable, and will terminate and cease to be exercisable, according to the schedule set forth in this Section 2.b.i. No Yearly Option may be exercised unless and until that Yearly Option has vested. The vesting of all Yearly Options shall be cumulative.

Yearly Option Vesting Schedule

	Number of Shares Subject to Yearly Option	Yearly Option Vesting Date	Yearly Option Expiration Date
First Yearly Option	360,000	Effective Date + 30 Days	Feasibility Study Filing Date + 730 Days
Second Yearly Option	360,000	Effective Date + 365 Days	Feasibility Study Filing Date + 730 Days

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Third Yearly Option	360,000	Effective Date + 730 Days	Effective Date + 1095 Days
Fourth Yearly Option	360,000	Effective Date + 1095 Days	Effective Date + 1460 Days
Fifth Yearly Option	360,000	Effective Date + 1460	Effective Date + 1825 Days
	1,800,000	Total Number of Option Shares

ii.	Feasibility Study Filing Date. The “Feasibility Study Filing Date” shall mean the date that I-Minerals files a technical report in accordance with the requirements of Canadian National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) disclosing the results of that feasibility study that is currently being undertaken by GBM Minerals Engineering Consultants Limited for I-Minerals, which technical report shall be approved by I-Minerals in its sole discretion and shall be filed by I-Minerals on SEDAR in accordance with the Applicable Canadian Securities Laws (as that term is defined in Section 3.a.ii.)

iii.	Cashless Exercise Right. In lieu of exercising a Yearly Option for cash, IIM may elect to exercise all or any portion of a Yearly Option by means of a cashless exercise (the “Cashless Exercise Right”). Upon exercise of the Cashless Exercise Right, IIM shall (1) surrender its right to that portion of the Yearly Option so exercised by means of the Cashless Exercise Right; and (2) be entitled to receive from BVNR that number of Option Shares that is equal to the number obtained by the following formula:

 ( X - Y )Z
X

Where:

X = the market price, on a per share basis, of I-Minerals’ common shares (the “Market Price”), calculated based on (a) if the common shares are then traded on the TSX Venture Exchange or the Toronto Stock Exchange, the average closing price of I-Minerals’ common shares as quoted by the TSX Venture Exchange or the Toronto Stock Exchange for the 5 trading days immediately preceding the date the Notice of Exercise is delivered to BVNR indicating IIM’s election to exercise the BVNR Options by means of the Cashless Exercise

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Right (the “Exercise Date”), converted into USD based on the Bank of Canada noon rate for the trading day immediately preceding the Exercise Date, (b) if the common shares are not traded on the TSX Venture Exchange or the Toronto Stock Exchange but are traded on another securities exchange or active public market, the average closing price of I-Minerals’ common shares as quoted by that other securities exchange or active public market for the 5 trading days immediately preceding the Exercise Date,or (c) if there is no active public market for I-Minerals’ common shares, the value thereof as of the Exercise Date, as determined in good faith by the Board of Directors of the Company, taking into account any illiquidity and lack of marketability of the common shares.

Y = the Option Price.

Z = the number of Option Shares that IIM would otherwise have been entitled to receive upon exercise of the Yearly Option had IIM elected to pay the Option Price in cash.

iv.	Cash Settlement of Options in Certain Circumstances. If, upon an Exercise Date, (a) there is not an effective Registration Statement with respect to the Yearly Options, Option Shares and Bonus Shares as contemplated in Section 3.c and (b) BVNR is unable or elects not to provide a legal opinion as set forth in Section 3.a.i(B)(1) or 3.a.i(B)(2), BVNR shall pay a cash settlement to IIM in lieu of the transfer of the applicable Option Shares subject to the Yearly Options exercised by IIM (a “Cash Settlement”). BVNR shall exercise the Cash Settlement by providing written notice to IIM within 10 calendar days after receipt of IIM’s notice of exercise of the applicable Yearly Option. Upon exercise of the Cash Settlement, BVNR shall pay to IIM, within 20 days of BVNR’s receipt of IIM’s notice of exercise, an amount equal to the number obtained by the following formula:

( X - Y )Z

Where:

X = the Market Price

Y = the Option Price

Z = the number of Option Shares that IIM would otherwise have been entitled to receive upon exercise of the Yearly Option had IIM paid the Option Price in cash.

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Upon such payment, BVNR shall have no further obligation to IIM or the other Plaintiffs with respect to the Option Shares otherwise transferrable upon exercise of the applicable Yearly Option.

v.	Yearly Options Non-Transferrable. Except as expressly set forth in this Section 2.b.v., the Yearly Options shall not be divisible, transferrable or assignable to any other person. Notwithstanding the forgoing, IIM may transfer, divide and assign each Yearly Option to the members or shareholders of IIM in proportion to their respective ownership interests in IIM, subject to the following:

(A)	No portion of a Yearly Option shall be transferred or assigned to any of the Ball Entities in their capacity as a member or shareholder of IIM, and the proportionate ownership interest of the remaining members or shareholders of IIM shall be calculated without reference to any member interests or shares of IIM held by any of the Ball Entities.

(B)	No transfer, assignment or division of a Yearly Option may result in an option to purchase a fractional Option Share.

(C)	Any proposed transfer, assignment or division of a Yearly Option is subject to the availability of an applicable exemption from the registration and prospectus requirements of the Applicable Securities Laws (as that term is defined in Section 3.a.i).

(D)	The rights of any transferee or assignee to exercise all or any portion of a Yearly Option shall be subject to the same terms and conditions as if IIM continued to be the optionee.

vi.	Change of Control. Immediately prior to any Change in Control Transaction, and subject to closing of such Change in Control Transaction, any Yearly Options that have not yet vested shall vest and become exercisable. Any Yearly Options that are not exercised immediately prior to a Change in Control Transaction shall terminate immediately upon the closing of such Change in Control Transaction. For purposes of this Section 2.b.vi, “Change in Control Transaction” shall mean:

(A)	Any sale of all or substantially all of the assets of I-Minerals or any liquidation or dissolution of I-Minerals; or

(B)	Any transaction in which, immediately after the completion of such transaction, the shareholders of I-Minerals immediately

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prior to completion of the transaction will beneficially own (within the meaning of Rule 13d-3 of the United States Securities Exchange Act of 1934, as amended, and the rules and regulation promulgated thereunder (the “1934 Act”) less than 50% of the outstanding voting securities of I-Minerals or any surviving entity resulting from such transaction.

vii.	Bonus Shares. Upon the full exercise of each Yearly Option, whether for cash, by Cashless Exercise Right or by Cash Settlement, BVNR shall, subject to the other terms of this Section 2.b.vii, transfer to IIM an additional ONE HUNDRED THOUSAND (100,000) I-Minerals common shares (the “Bonus Shares”) for no additional consideration. If the Yearly Option to which the Bonus Shares relates was transferred or assigned to the members or shareholders of IIM pursuant to Section 2.b.iv, BVNR shall, subject to compliance with Applicable Securities Laws, transfer the Bonus Shares to the members or shareholders of IIM to whom such Yearly Option was transferred in proportion to that portion of the Yearly Option transferred to each member or shareholder of IIM, provided that any fractional shares that would otherwise be required to be transferred pursuant to this Section 2.b.vii. shall be rounded to the nearest whole share. If, at the time IIM becomes entitled to the Bonus Shares, (a) there is not an effective Registration Statement with respect to the Yearly Options, Option Shares and Bonus Shares as contemplated in Section 3.c, and (b) BVNR is unable or elects not to provide a legal opinion as set forth in Section 3.a.i(B)(1) or 3.a.i(B)(2), BVNR shall pay a cash settlement to IIM or the members of IIM, as applicable, in lieu of the transfer of the applicable Bonus Shares (a “Cash Bonus Share Settlement”). BVNR shall exercise the Cash Bonus Share Settlement by providing written notice to IIM, on behalf of itself and its members, within 10 calendar days after receipt of IIM’s notice of exercise of the applicable Yearly Option triggering payment of the Bonus Shares. Upon exercise of the Cash Bonus Share Settlement, BVNR shall pay to IIM, on behalf of itself and its members (as applicable) and within 20 days of BVNR’s receipt of IIM’s notice of exercise of the applicable Yearly Option, an amount equal to (a) the product of (i) the Market Price multiplied by (ii) the number of Bonus Shares that IIM would otherwise have been entitled to had BVNR not paid the Cash Bonus Share Settlement in lieu of the transfer to IIM and its members, as applicable, of the Bonus Shares. Upon such payment, BVNR shall have no further obligation to IIM or the other Plaintiffs with respect to the Bonus Shares otherwise transferrable upon exercise of the applicable Yearly Option

viii.	Mechanics of Exercise. The Yearly Options shall be exercisable by delivery to BVNR, with a copy to I-Minerals, of a duly completed and duly executed notice of exercise in the form attached as Schedule A to

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this Agreement (the “Notice of Exercise”) together with payment in full of the Option Price payable therefor by certified check, bank draft or wire transfer to the accounts indicated by BVNR in writing (if payment is to be made other than by means of the Cashless Exercise Right). Subject to exercise by BVNR of the applicable Cash Settlement and/or Cash Bonus Share Settlement, BVNR shall have 10 calendar days after receipt of both the Notice of Exercise and payment in full of the Option Price (if the Yearly Option is exercised on a cash basis) to deliver, by physical delivery to the address specified in the Notice of Exercise, a certificate, registered in the name of IIM (or the particular member or shareholder of IIM in the case of a Yearly Option transferred or assigned pursuant to Section 2.b.v) representing the Option Shares transferrable upon such exercise.

ix.	Adjustments for Recapitalizations. If at any time prior to the applicable expiration date of a Yearly Option, (a) I-Minerals: (i) pays a stock dividend or otherwise makes a distribution or distributions on its common shares, (ii) subdivides its outstanding common shares into a larger number of shares, or (iii) combines (including by way of reverse stock split) outstanding common shares into a smaller number of shares or (b) the IIM common shares shall be changed into the same or a different number of shares of any class or classes of stock of I-Minerals, whether by capital reorganization, reclassification or otherwise,, then in each case the Option Price and the number and class of Option Shares shall be proportionately and appropriately adjusted (provided that the aggregate Option Price, as so adjusted, of the Yearly Options shall remain unchanged) and the number of Bonus Shares to be transferred upon the full exercise of each Yearly Option shall likewise be proportionately and appropriately adjusted.

x.	Option Shares and Bonus Shares to be Fully Paid. Upon exercise of the Yearly Options for cash or by Cashless Exercise Right, and subject to Section 3, the Option Shares and the Bonus Shares to be transferred by BVNR to IIM, or the members or shareholders of IIM as the case may be, shall be, when transferred, validly issued, unrestricted, marketable, fully paid and non-assessable common shares of I- Minerals free and clear of any and all mortgages, liens, pledges, charges, security interests. Nothing in this Section 2.b.x shall modify BVNR’s right to pay the Cash Settlement or the Cash Bonus Share Settlement in lieu of transferring the Options Shares or the Bonus Shares to IIM as set forth in Sections 2.b.iv and 2.b.vii.

xi.	Waiver by Ball Entities of Rights to Option Shares or Bonus Shares. Upon the exercise of any of the Yearly Options, the Ball Entities, solely in their capacity as members or shareholders of IIM, agree to waive (A) any rights they may have to the Option Shares or the Bonus

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Shares transferred to IIM upon such exercise (or cash in lieu thereof pursuant to exercise of the Cash Settlement or Cash Bonus Share Settlement), and (B) any rights they may have to any proceeds or distributions from or on the Option Shares or the Bonus Shares or the Cash Settlement or the Cash Bonus Share Settlement.

xii.	Ball Entities Payment. The Yearly Options and the Bonus Share rights granted pursuant to this Section 2.b. are hereinafter collectively referred to as the “Ball Entities Payment”.

c. I-Minerals Payment and Ball Entities Payment Separate. It is recognized and agreed that the I-Minerals Payment and the Ball Entities Payment are separate and apart from one another. In the event either I-Minerals or the Ball Entities fails to make their respective payments to IIM, then IIM’s and/or Plaintiffs’ sole recourse for recovery of such failed payment shall be against the Party that failed to make its respective payment. For example, if I-Minerals makes the I-Minerals Payment, but the Ball Entities fail to comply with the terms of the Ball Entities Payment, IIM and/or Plaintiffs may not seek to recover the Ball Entities Payment (or any damages related thereto) from I-Minerals and vice versa. Additionally, once I-Minerals or the Ball Entities make their respective payments, the Party making such payment shall be deemed to have fully complied with that Party’s monetary obligations due under this Agreement.

d. Acknowledgement that Registration Rights Agreement Does Not Affect Release of Defendants. In a good faith effort to facilitate the transfer of Option Shares and Bonus Shares from BVNR to IIM without restrictions pursuant to Section 2(b)(x) of this Agreement, I-Minerals has agreed to enter into a Registration Rights Agreement as set forth in Section 3.d of this Agreement, pursuant to which, and subject to the terms and conditions thereof, I-Minerals will agree to file a Registration Statement with respect to the resale of the Option Shares and the Bonus Shares subject to the Yearly Options. The Parties hereby expressly acknowledge and agree that the execution and performance by I-Minerals of its obligations as set forth in the Registration Rights Agreement and Section 3.d of this Agreement do not constitute any part of the I-Minerals Payment and that the performance by I-Minerals of its obligations, or any failure by I-Minerals to perform its obligations, under the Registration Rights Agreement or Section 3.d of this Agreement shall have no bearing or effect on the obligations of the Plaintiffs (including the Nisbet Estate) or the Ball Entities under this Agreement, including, but not limited to, their respective obligations under Sections 1, 7, 8, 9, 10 or 11 of this Agreement. Any obligations of I- Minerals under the terms of the Registration Rights Agreement shall be determined solely under the provisions thereof and under no circumstances shall any breach or alleged breach by I-Minerals of the Registration Rights Agreement be considered to be a breach of this Agreement. For greater clarity, once the I-Minerals Payment has been made, the Defendants obligations under this Agreement shall be deemed to have been fulfilled with the exception of any ongoing obligations the Defendants may have pursuant to Sections 1,7, 8, 9, 10 or 11 of this Agreement.

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3.         Securities Matters.

a. Limitations on Transfer of I-Minerals Securities. Notwithstanding any other provision of this Agreement, the Plaintiffs and the Ball Entities acknowledge and agree that no offer, sale, trade, transfer or assignment of any securities of I-Minerals may be made by the Ball Entities to the Plaintiffs as set forth in this Agreement, including, without limitation, upon the exercise of any of the Yearly Options and the transfer of any of the Option Shares or Bonus Shares, unless:

i.	Either:

(A)	there is an effective registration statement with respect to such offer, sale, trade, transfer or assignment under the United States Securities Act of 1933, as amended, and the rules and regulation promulgated thereunder (the “1933 Act”), or

(B)	prior to such sale, trade, transfer or assignment I-Minerals is provided with an opinion of legal counsel (which opinion and legal counsel shall be reasonably satisfactory to I-Minerals) to the effect that such offer, sale, trade, transfer or assignment:

(1)	is made in compliance with the exemption from the registration requirements of the 1933 Act provided by Rule 144 promulgated thereunder, or

(2)	is otherwise made in compliance with an applicable exemption from the registration requirements of the 1933 Act and the securities laws of any applicable state within the United States of America (collectively, together with the 1934 Act, the “Applicable United States Securities Laws”) and that after such sale, trade, transfer or assignment such securities of I-Minerals will not be “restricted securities” (as defined in Rule 144) and that such Plaintiff transferees may reoffer, resell or retransfer such securities of I-Minerals without transfer restrictions under the Applicable United States Securities Laws; and

ii.	There is an available exemption from the prospectus requirements of the securities laws of any applicable Province of Canada (the “Applicable Canadian Securities Laws” and, together with the Applicable United States Securities Laws, collectively the “Applicable Securities Laws”).

b. Transfers Not Made In Accordance with Forgoing. The Plaintiffs and the Ball Entities acknowledge and agree that I-Minerals may refuse to register any transfer or sale of any securities of I-Minerals by the Ball Entities to the Plaintiffs made pursuant to

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 12

the Yearly Options or otherwise pursuant to this Agreement unless such transfer or sale is made in accordance with Section 3.a.

c. Registration Statement. Upon the execution of this Agreement, the Ball Entities and I-Minerals agree to enter into a registration rights agreement (the “Registration Rights Agreement”) setting forth the terms and conditions under which I-Minerals will agree to prepare and file a registration statement with the United States Securities and Exchange Commission (the “SEC”) relating to the resale of the Option Shares and the Bonus Shares by BVNR upon exercise of the Yearly Options (the “Registration Statement”). The Plaintiffs and the Ball Entities agree that any obligations of I-Minerals under the terms of the Registration Rights Agreement shall be determined solely under the provisions of the Registration Rights Agreement and not this Agreement, and shall not constitute any part of the I-Minerals Payment.

d. Amendments to Yearly Options after Filing of Registration Statement. The Plaintiffs and the Ball Entities agree that, during the period beginning on the filing of the Registration Statement by I-Minerals with the SEC and (without limiting any of I- Minerals’ obligations to maintain the effectiveness of a registration statement under the Registration Rights Agreement) ending on the earlier of the date the registration statement is withdrawn by I-Minerals and the filing by I-Minerals of a post-effective amendment to de-register the resale of any unsold securities under the registration statement (in each case, in accordance with the terms of the Registration Rights Agreement), except with the prior written consent of I-Minerals:

i.	No amendments will be made to the terms and conditions of the Yearly Options; and

ii.	No changes will be made to the optionees or the optionors of the Yearly Options other than as permitted pursuant to the terms of this Agreement.

e. Furnishing of Information about Plaintiffs and Joinder to Registration Rights Agreement in Certain Circumstances. If, after the filing of a Registration Statement by I-Minerals pursuant to the Registration Rights Agreement, the SEC requests or orders that either (or both) (i) the Registration Statement be amended or re-filed to cover the resale by any of the Plaintiffs of Option Shares or Bonus Shares received or to be received upon the exercise of a Yearly Option, or (ii) I-Minerals otherwise provide or disclose information regarding any of the Plaintiffs (whether in the Registration Statement or otherwise), the Plaintiffs shall, acting reasonably and in good faith:

i.	Furnish to I-Minerals such information regarding themselves, the Option Shares and Bonus Shares held by them or acquirable by them upon exercise of the Yearly Options, and the intended method of disposition of such securities as shall be required to effect the registration of those securities or otherwise to provide or disclose such information as may be requested or ordered by the SEC; and

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 13

ii.	If the SEC requests additional information than that requested in Section 3(e)(i), Plaintiffs will reasonably and in good faith cooperate with I- Minerals in making available such information to effectuate the SEC’s acceptance of registration.

f. Compliance with NI 45-102. The Ball Entities agree to use commercially reasonable efforts to comply with the provisions of Section 2.8 of Canadian National Instrument 45-102 Resale of Securities (“NI 45-102”) with respect to the transfer or sale of the Option Shares and the Bonus Shares pursuant to the Yearly Options.

4.         Dismissal. Within five (5) days of the Parties executing this Agreement, the Parties authorize and instruct their respective attorneys to file a Stipulation of Dismissal with Prejudice in the Ada Lawsuit, the Nez Perce Lawsuit, and the Latah Lawsuit, with each Party to bear its own costs and attorneys’ fees in each such lawsuit, except as provided in paragraph 5 below.  The Parties acknowledge and agree that due to the derivative nature of some of the claims, the Parties may be required to obtain Court approval to dismiss the Lawsuits. The Parties agree in good faith to cooperate with one another in the submission of necessary documentation to support the dismissal of the various Lawsuits.  The “Effective Date” of this Agreement shall be the date that the final Lawsuit is dismissed with prejudice.  In the event all applicable Courts do not approve the settlement of all claims set forth in the Lawsuits, then this Agreement shall be null and void.

5.          Attorneys’  Fees  Incurred  by  the  Parties.   In prosecuting and  defending the Lawsuits, the Parties have incurred attorneys’ fees and costs.  The Parties agree that in no event shall any of the Parties be required to pay any of the attorneys’ fees or costs due to or incurred by any other Party related to the Lawsuits. Notwithstanding the forgoing, pursuant to I.C. §30-6-906, IIM Members may be responsible for attorney fees owed to Arkoosh Law Offices for prosecuting a derivative lawsuit on behalf of IIM.  It is understood and agreed by the Plaintiffs and the Ball Entities that, while BVNR is a member of IIM, it has been an  adverse party throughout this litigation and is therefore exempt from any responsibility for paying fees due or owing to Arkoosh Law Offices by IIM.

6.         No Admission.  The Parties expressly recognize that any payments or agreements made herein shall not be considered admission of any liability or responsibility for, or of the correctness of, any of the claims that were or may have been asserted by the Parties, but are made solely for purposes of avoiding the costs and/or risks of further litigation.

7.         No Further Actions.

a. Against Defendants. Except as compelled by legal process, after receipt of the I-Minerals Payment, Plaintiffs, including the Nisbet Estate, for themselves and on behalf of their past, present and future companies, subsidiaries, parent companies, divisions, affiliates (including NWK), members (including the interest of IIM owned by the Nisbet Estate), partners, beneficiaries, employees, officers, directors, attorneys, agents, trustees and co-trustees, heirs, executors, administrators, successors, and assigns, and any of their legal representatives, agree never to commence, join, encourage, aid, assert,

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 14

prosecute or cause to be prosecuted against the Defendants any complaint, suit or proceedings based on the negotiation, execution or performance of the Assignment Agreement and/or any amendments thereto. Plaintiffs, for themselves and on behalf of their past, present and future companies, subsidiaries, parent companies, divisions, affiliates (including NWK), members (including the interest of IIM owned by the Estate of Philip Nisbet), partners, beneficiaries, employees, officers, directors, attorneys, agents, trustees and co-trustees, heirs, executors, administrators, successors, and assigns, and any of their legal representatives, also agree never to commence, join, encourage, aid, assert, prosecute or cause to be prosecuted against the Defendants any complaint, suit or proceedings based on or arising out of, resulting from, relating to, or in any manner connected with the facts and circumstances underlying, involving, relating to or that were brought or could have been brought in the Lawsuits.

b. Against the Ball Entities. After receipt of the Ball Entities Payment, Plaintiffs, including the Nisbet Estate, for themselves and on behalf of their past, present and future companies, subsidiaries, parent companies, divisions, affiliates (including NWK), members (including the interest of IIM owned by the Nisbet Estate), partners, beneficiaries, employees, officers, directors, attorneys, agents, trustees and co-trustees, heirs, executors, administrators, successors, and assigns, and any of their legal representatives, agree never to commence, join, encourage, aid, assert, prosecute or cause to be prosecuted against the Ball Entities any complaint, suit or proceedings based on or arising out of, resulting from, relating to, or in any manner connected with the facts and circumstances underlying, involving, relating to or that were brought or could have been brought in the Lawsuits.

c. Against Plaintiffs. Except as compelled by legal process, after the Effective Date, Defendants and the Ball Entities, for themselves and on behalf of their past, present and future companies, subsidiaries, parent companies, divisions, affiliates, members, partners, beneficiaries, employees, officers, directors, attorneys, agents, trustees and co- trustees, heirs, executors, administrators, successors, and assigns, and any of their legal representatives, agree never to commence, join, encourage, aid, assert, prosecute or cause to be prosecuted against the Plaintiffs any complaint, suit or proceedings based on the negotiation, execution or performance of the Assignment Agreement and/or any amendments thereto. Further, Defendants and the Ball Entities, for themselves and on behalf of their past, present and future companies, subsidiaries, parent companies, divisions, affiliates, members, partners, beneficiaries, employees, officers, directors, attorneys, agents, trustees and co-trustees, heirs, executors, administrators, successors, and assigns, and any of their legal representatives, also agree never to commence, join, encourage, aid, assert, prosecute or cause to be prosecuted against the Plaintiffs any complaint, suit or proceedings based on or arising out of, resulting from, relating to, or in any manner connected with the facts and circumstances underlying, involving, relating to or that were brought or could have been brought in the Lawsuits, or the negotiation, execution, or performance of the Assignment Agreement and/or any amendment thereto. Nothing herein shall limit or prevent Defendants from taking any and all action necessary to effectuate Defendants’ ownership of the mineral Leases or to secure title to the mineral Leases in the name of the Defendants.

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 15

8.         *

9.        Confidentiality of this Agreement.  The Parties, for themselves, their agents, members, owners, officers, directors, employees affiliates and representatives, agree not to divulge, reveal to or discuss with anyone or provide any materials or documents concerning any of the terms of this Agreement or the content of the discussions and negotiations leading to the execution of this Agreement, except as follows: (i) upon receipt of a valid court order, (ii) as reasonably necessary to their respective attorneys, lenders, accountants, tax advisors, financial planners, and financial managers, and then only if such persons are expressly made aware of this confidentiality provision and agree to be bound hereby, (iii) to each Party’s respective owners, members, employees, officers, directors, and/or family members, and then only if such persons are expressly made aware of this confidentiality provision and agree to be bound hereby, or (iv) as otherwise required by law.  Without limiting the foregoing in any way, the Parties acknowledge and agree that I-Minerals, as a publicly traded company, may be required to disclose certain provisions of this Agreement to current, future and potential investors and lenders, in public filings, and/or in corporate disclosures (“I-Minerals’ Required Disclosures”).  The Parties hereto agree that this confidentiality provision will not apply to I-Minerals’ Required Disclosures; provided, however, that I-Minerals first has the I-Minerals’ Required Disclosures vetted and approved by I- Minerals’ own securities’ counsel.

10.      *

11.        I -Minerals  Owns The  Mineral  Leases.   Upon receipt of the I-Minerals Payment, IIM and NWK shall recognize that I-Minerals has fulfilled all of the duties and obligations I- Minerals owed under the terms of the Assignment Agreement and that I-Minerals owns the Mineral Leases free and clear of any claims by IIM, NWK, or any other person or entity that may have a claim to the Mineral Leases by or through IIM or NWK or under the terms of the Assignment Agreement.  Also upon receipt of the I-Minerals Payment, IIM and NWK agree that the right of reverter in the Assignment Agreement is null and void and of no further force or effect.  IIM and NWK specifically acknowledge and agree that upon receipt of the I-Minerals’ Payment all claims that IIM and NWK now have or may have under the terms of the Assignment Agreement are being fully and forever released and extinguished.  In the event I-Minerals requests a signed document or instrument to effectuate the terms of this Paragraph, IIM and NWK shall provide such signed document or instrument in the manner of a quit claim deed as soon as reasonably practical.

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 16

12.      *

13.       Careful  Review  of  Agreement  and  Understanding  Thereof.    The  Parties represent and warrant to one another that each Party has CAREFULLY read this Agreement and understands its terms and conditions without reservation. The Parties acknowledge that they have had ample opportunity to consult with their own legal counsel and have not relied on any representations or statements of the other Parties hereto or the other Parties’ counsel with respect to the subject matter of this Agreement.  The Parties further understand that this is a FULL, COMPLETE, AND FINAL settlement of all claims that were raised or could have been raised in the Lawsuits, and that the Parties (including NWK and the Nisbet Estate) are forever relinquishing and releasing any and all claims they have or may have against each other.   The Parties acknowledge that they understand the terms and provisions of this Agreement, and that this Agreement contains the entire agreement between the Parties and supersedes any and all prior agreements, arrangements or understandings between the Parties relating to the subject matter hereof, including, but not limited to, the Term Sheet. The Parties (including NWK and the Nisbet Estate) further represent and acknowledge that they have taken into account not only the known and anticipated claims and defenses, but also unknown and unanticipated claims and defenses that they hereby recognize and agree are covered by this Agreement and the releases contained herein.

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 17

The Parties represent to the other Parties that they have not engaged in coercion, tortious duress, fraud or any other illegal or improper means to procure this agreement.

14.       Severability.  If any portion or portions of this Agreement may be held by a Court of competent jurisdiction to conflict with any federal, state or local law, and as a result such portion or portions are declared to be invalid and of no force or effect in such jurisdiction, all remaining provisions of this Agreement shall otherwise remain in full force and effect and be construed as if such invalid portion or portions has not been included herein.

15.       Governing Law.  This Agreement shall be governed and construed by the laws of the State of Idaho.  Any dispute concerning this Agreement shall be arbitrated before Michael McNichols.  If Mr. McNichols is unable to serve in this capacity, the Parties agree that a Party may seek to enforce the terms of this agreement in any court in Idaho that has jurisdiction and venue over the Parties.

16.       Counterparts.  This Agreement may be executed in counterparts, each of which shall constitute an original, but taken together shall constitute one and the same document, binding on all of the Parties hereto.   The undersigned Parties have agreed to permit the use of digital electronic signatures, intend to be bound by their respective digital electronic signatures, are aware that others will rely on digital electronic signatures, and acknowledge such reliance and waive any defenses to the enforcement of this document based on the fact that any signature is sent digitally or electronically.  As used herein, the term “digital electronic signature” shall include any electronic signature sent via electronic mail, portable document format (“.pdf”), tagged image file format (“.tiff”), facsimile or other digital or electronic format.

17.       Binding Effect/Authority to Bind.  This Agreement shall be binding upon and shall inure to the benefit of the Parties, their respective heirs, beneficiaries, personal representatives, successors, attorneys and assigns. The Parties represent and warrant to each other that: (i) any person signing on each Party’s behalf has full authority to enter into this Agreement and that each respective Party did in fact authorize the signors to execute the same; (ii) upon execution of this Agreement, this Agreement shall be binding and enforceable against the Parties in accordance with its terms; and (iii) the execution and the delivery of this Agreement is not subject to any requirement that the Parties obtain any consent, approval or authorization of, or make any declaration or filing with any governmental authority or third party that has not been obtained or made or that, in any case or in the aggregate, if not obtained or made would render the execution, delivery or consummation of this Agreement illegal or invalid, or would otherwise constitute a default under the terms of this Agreement.

18.       Amendments.  This Agreement and all documents and instruments executed in connection herewith or in furtherance hereof may not be amended, modified or supplemented, except by an instrument in writing signed by all Parties hereto.

19.        Attorneys’  Fees.   If any action or proceeding is instituted to enforce or construe any provision of this Agreement, the prevailing Party in such action or proceeding shall be entitled to recover from any Party or Parties against whom a judgment is entered, all reasonable attorney

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 18

fees, paralegal fees and costs incurred by the prevailing Party in connection with such action or proceeding in addition to such other relief to which such prevailing Party is entitled.

20.       Documents Shared Pursuant to Confidentiality Agreement. The Parties hereby covenant and agree that any and all documents produced in the Lawsuits pursuant to a confidentiality agreement or otherwise designated as “confidential” shall be destroyed by each reviewing Party’s counsel.

21.       Headings.  The headings of the various Paragraphs herein are for reference only and are not to be used for the purpose of construing the provisions herein.

22.       Incorporation  of  Recitals  and  Exhibits.     The Recitals  and  Exhibits  to  this Agreement are incorporated into this Agreement by this reference as if fully set forth herein.

23.        Further Assurances.   Each Party agrees to their best efforts to expeditiously execute any document contemplated by this Agreement and all further and additional documents, instruments, and writing that may be necessary, proper, required, desirable or convenient for the purpose of fully effectuating the terms and provisions of this Agreement.

24.       Joint Preparation of Agreement.  This Agreement shall not be construed against the Party preparing it, but shall be construed as if it were prepared jointly by Plaintiffs, the Ball Entities, and the Defendants, and any uncertainty or ambiguity, or both, shall not be interpreted against any Party, person or entity.

25.       Execution by IIM Members.  IIM represents and warrants that each and every member of IIM is executing this Agreement, all of whom are executing this Agreement in their capacity as members and approve of the content and terms of this Agreement.

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 19

26.       Notices.   Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address set forth on the signature pages attached hereto at or prior to 5:30 PM (Mountain Time) on a Business Day; (b) the next Business Day after the date of transmission if such notice or communication is delivered via facsimile or email at the facsimile number or email address set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 PM (Mountain Time); (c) the 2nd Business Day following the date such notice or other communication is sent, if sent by an internationally recognized overnight courier service to the address set forth on the signature pages attached hereto; or (d) upon actual receipt by the party to whom such notice is being given. For purposes of this Agreement “Business Day” shall mean any day except (1) any Saturday, (2) any Sunday, (3) any day that is a legal holiday in the country, state or province set forth in the delivery address of the recipient of the notice set forth on the recipient’s signature page to this Agreement, or (4) any day on which banking institutions are authorized or required by law or any other governmental action to close in the country, state or province set forth in the delivery address of the recipient of the notice set forth on the recipient’s signature page to this Agreement.  Any Party may amend the email address, facsimile number or delivery address for the delivery of notices under this Agreement by the delivery of written notice of such amendment to each of the other Parties to this Agreement.

(End of Document.  Signatures to Follow.)

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 20

DATED this 22nd day of October, 2015.

HOODOO RESOURCES, LLC, an Idaho limited liability company,

/s/ W. Robert Lemke
By: W. Robert Lemke (printed name)
Its: Manager-Member (title)

Email Address for Delivery of Notice:
robb4329@gmail.com

Facsimile No. for Delivery of Notice:
_____________________________
Mailing/Delivery Address for Delivery of Notice:
104 E. Fairview #217
Meridian
Idaho 83642

SUBSCRIBED AND SWORN to before me this 22nd day of October, 2015.

/s/ Paydn Evans
Notary Public for the State of Montana
My Commission Expires: April 26, 2016

READ AND APPROVED:

/s/ C. Tom Arkoosh
C. Tom Arkoosh
Arkoosh Law Office
Attorneys for Hoodoo Resources, LLC

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 21

DATED this 22ndday of October, 2015.

/s/ W. Robert Lemke
ROBERT LEMKE

Email Address for Delivery of Notice:
robb4329@gmail.com

Facsimile No. for Delivery of Notice:
_____________________________
Mailing/Delivery Address for Delivery of Notice:
104 E. Fairview #217
Meridian
Idaho 83642

SUBSCRIBED AND SWORN to before me this 22nd day of October, 2015.

/s/ Paydn Evans
Notary Public for the State of Montana
My Commission Expires: April 26, 2016

READ AND APPROVED:

/s/ C. Tom Arkoosh
C. Tom Arkoosh
Arkoosh Law Office
Attorneys for Robert Lemke

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 22

DATED this 21st day of October, 2015.

THE BRENT THOMSON FAMILY TRUST

/s/ Brent Thomson
By: Brent Thomson
Its: Trustee

Email Address for Delivery of Notice:
sacrjawea208@aol.com

Facsimile No. for Delivery of Notice:
_____________________________
Mailing/Delivery Address for Delivery of Notice:
588 Crestline Circle Drive
Lewiston, ID 88501

SUBSCRIBED AND SWORN to before me this 21st day of October, 2015.

/s/ Lisa Reagan
Notary Public for the State of Idaho
My Commission Expires: 1/9/2021

READ AND APPROVED:

/s/ C. Tom Arkoosh
C. Tom Arkoosh
Arkoosh Law Office
Attorneys for  The Brent Thomson Family Trust

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 23

DATED this 21st day of October, 2015.

/s/ Brent Thomson
BRENT THOMSON

Email Address for Delivery of Notice:
Sacrjawea208@aol.com

Facsimile No. for Delivery of Notice:
_____________________________
Mailing/Delivery Address for Delivery of Notice:
588 Crestline Circle Drive
Lewiston, ID 88501

SUBSCRIBED AND SWORN to before me this 21st day of October, 2015.

/s/ Lisa Reagan
Notary Public for the State of Idaho
My Commission Expires: 1/9/2021

READ AND APPROVED:

/s/ C. Tom Arkoosh
C. Tom Arkoosh
Arkoosh Law Office
Attorneys for  Brent Thomson

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 24

DATED this 29th day of October, 2015.

THE ESTATE OF PHILIP NISBET

/s/ Aaron Nisbet
By: Aaron Nisbet (printed name)
Its: Personal Representative

Email Address for Delivery of Notice:
_____________________________

Facsimile No. for Delivery of Notice:
_____________________________
Mailing/Delivery Address for Delivery of Notice:
408 11th St. Place
Bremerton, WA 98337-1861

SUBSCRIBED AND SWORN to before me this 29th day of October, 2015.

/s/ M. Ann Blankenship
Notary Public for the State of Washington
My Commission Expires: 07-24-17

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 25

DATED this _______ day of October, 2015.

BALL VENTURES, LLC, an Idaho limited liability company

By:	BV Management Services, Inc., an Idaho corporation, the Manager

By: /s/ Cortney Liddiard
Cortney Liddiard, President

Email Address for Delivery of Notice:
flyfish@ballventures.com_
Facsimile No. for Delivery of Notice:
(208) 227-0445
Mailing/Delivery Address for Delivery of Notice:
901 Pier View Dr.
Ste. 201
Idaho Falls, ID
83402

SUBSCRIBED AND SWORN to before me this 26th day of October, 2015.

/s/ Rachael Huntsman
Notary Public for the State of Idaho
My Commission Expires: Aug 22, 2019

READ AND APPROVED:

/s/ Wade Woodard
Wade Woodard
Andersen Banducci, PLLC
Attorneys for Ball Ventures, LLC

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 26

DATED this ______ day of October, 2015.

BV NATURAL RESOURCES, LLC, an Idaho limited liability company

By:	Ball Ventures, LLC, an Idaho limited liability company, the Member

By:	BV Management Services, Inc., an Idaho corporation, the Manager

By:	/s/ Cortney Liddiard
Cortney Liddiard, President

Email Address for Delivery of Notice:
flyfish@ballventures.com_
Facsimile No. for Delivery of Notice:
(208) 227-0445
Mailing/Delivery Address for Delivery of Notice:
901 Pier View Dr.
Ste. 201
Idaho Falls, ID
83402

SUBSCRIBED AND SWORN to before me this 26th day of October, 2015.

/s/ Rachael Huntsman
Notary Public for the State of Idaho
My Commission Expires: Aug 22, 2019

READ AND APPROVED:

/s/ Wade Woodard
Wade Woodard
Andersen Banducci, PLLC
Attorneys for BV Natural
Resources, LLC

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 27

DATED this ______ day of October, 2015.

/s/ Allen Ball
ALLEN BALL

Email Address for Delivery of Notice:
flyfish@ballventures.com_
Facsimile No. for Delivery of Notice:
(208) 227-0445
Mailing/Delivery Address for Delivery of Notice:
901 Pier View Dr.
Ste. 201
Idaho Falls, ID
83402

SUBSCRIBED AND SWORN to before me this 28th day of October, 2015.

/s/ Brittney Wells
Notary Public for the State of Idaho
My Commission Expires: 08-22-2019

READ AND APPROVED:

/s/ Wade Woodard
Wade Woodard
Andersen Banducci, PLLC
Attorneys for Allen Ball

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 28

DATED this ______ day of October, 2015.

THE ALLEN BALL AND CONNIE BALL FAMILY TRUST

/s/ Allen Ball
ALLEN BALL, Trustee of The Allen Ball and Connie Ball Family Trust, as reformed and restated on December 3, 2012

/s/ Connie Ball
CONNIE BALL, Trustee of The Allen Ball and Connie Ball Family Trust, as reformed and restated on December 3, 2012

Email Address for Delivery of Notice:
flyfish@ballventures.com_
Facsimile No. for Delivery of Notice:
(208) 227-0445
Mailing/Delivery Address for Delivery of Notice:
901 Pier View Dr.
Ste. 201
Idaho Falls, ID
83402

SUBSCRIBED AND SWORN to before me this 28th day of October, 2015.

/s/ Brittney Wells
Notary Public for the State of Idaho
My Commission Expires: 08-22-2019

READ AND APPROVED:

/s/ Wade Woodard
Wade Woodard
Andersen Banducci, PLLC
Attorneys for Allen Ball

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 29

DATED this 26th day of October, 2015.

I-MINERALS, INC., a Canadian federal corporation

/s/ Thomas L. Conway
By: Thomas Conway
Its: President

Email Address for Delivery of Notice:
wbg@imineralsinc.com
Facsimile No. for Delivery of Notice:
(604) 684-0642
Mailing/Delivery Address for Delivery of Notice:
I-Minerals Inc.
580 Hornby St. Ste. 880
Vancouver, BC
V6C 3B6 Canada

SUBSCRIBED AND SWORN to before me this 26th day of October, 2015.

/s/ Andrew Driggs
Notary Public for Utah
My Commission Expires: 5-8-19

READ AND APPROVED:

/s/ Corey J. Rippee
Corey J. Rippee
Eberle, Berlin, Kading, Turnbow & McKlveen, Chtd.
Attorneys for I-Minerals, Inc.

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 30

DATED this 26th day of October, 2015.

I-MINERALS USA, INC., an Idaho corporation,

/s/ Thomas L. Conway
By: Thomas Conway
Its: President

Email Address for Delivery of Notice:
wbg@imineralsinc.com
Facsimile No. for Delivery of Notice:
(604) 684-0642
Mailing/Delivery Address for Delivery of Notice:
I-Minerals Inc.
580 Hornby St. Ste. 880
Vancouver, BC
V6C 3B6 Canada

SUBSCRIBED AND SWORN to before me this 26th day of October, 2015.

/s/ Andrew Driggs
Notary Public for Utah
My Commission Expires: 5-8-19

READ AND APPROVED:

/s/ Corey J. Rippee
Corey J. Rippee
Eberle, Berlin, Kading, Turnbow & McKlveen, Chtd.
Attorneys for I-Minerals USA, Inc.

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 31

READ AND APPROVED BY NORTHWEST KAOLIN, INC.:

DATED this 22nd day of October, 2015.

NORTHWEST KAOLIN, INC.

/s/ W. Robert Lemke
By: W. Robert Lemke (printed name)
Its: President (title)

Email Address for Delivery of Notice:
robb4329@gmail.com

Facsimile No. for Delivery of Notice:
_____________________________
Mailing/Delivery Address for Delivery of Notice:
104 E. Fairview #217
Meridian
Idaho 83642

SUBSCRIBED AND SWORN to before me this 22nd day of October, 2015.

/s/ Paydn Evans
Notary Public for Missoula, Montana
My Commission Expires: April 26, 2016

READ AND APPROVED:

/s/ C. Tom Arkoosh
C. Tom Arkoosh
Arkoosh Law Office
Attorneys for Hoodoo Resources, LLC

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 32

DATED this 22nd day of October, 2015.

IDAHO INDUSTRIAL MINERALS, LLC, an Idaho limited liability company,

/s/ W. Robert Lemke
By: Robb Lemke, president of Hoodoo Resources, LLC.
Its: Hoodoo Resources, LLC is a Member of IIM

Email Address for Delivery of Notice:
robb4329@gmail.com

Facsimile No. for Delivery of Notice:
_____________________________
Mailing/Delivery Address for Delivery of Notice:
104 E. Fairview #217
Meridian
Idaho 83642

SUBSCRIBED AND SWORN to before me this 22nd day of October, 2015.

/s/ Paydn Evans
Notary Public for the State of Montana
My Commission Expires: April 26, 2016

READ AND APPROVED:

/s/ C. Tom Arkoosh
C. Tom Arkoosh
Arkoosh Law Office
Attorneys for Hoodoo Resources, LLC

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 33

DATED this 21st day of October, 2015.

IDAHO INDUSTRIAL MINERALS, LLC, an Idaho limited liability company,

/s/ Brent Thomson
By:	Brent Thomson, trustee for The Brent Thomson Family Trust
Its:	The Brent Thomson Family Trust Is a Member of IIM.

Email Address for Delivery of Notice:
sacrjawea208@aol.com

Facsimile No. for Delivery of Notice:
_____________________________
Mailing/Delivery Address for Delivery of Notice:
588 Crestline Circle Drive
Lewiston, ID 88501

SUBSCRIBED AND SWORN to before me this 21st day of October, 2015.

/s/ Adam Leonard
Notary Public for the State of Idaho
My Commission Expires: 6-29-17

READ AND APPROVED:

/s/ C. Tom Arkoosh
C. Tom Arkoosh
Arkoosh Law Office
Attorneys for The Brent Thomson Family Trust

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 34

DATED this 29th day of October, 2015.

IDAHO INDUSTRIAL MINERALS, LLC, an Idaho limited liability company,

/s/ Aaron Nisbet
By:	[insert] Nisbet, personal representative for The Estate of Phillip Nisbet
Its:	The Estate of Phillip Nisbet is a Member of IIM

Email Address for Delivery of Notice:
_____________________________

Facsimile No. for Delivery of Notice:
_____________________________
Mailing/Delivery Address for Delivery of Notice:
408 11th St. Place
Bremerton, WA 98337-1861

SUBSCRIBED AND SWORN to before me this 29th day of October, 2015.

/s/ M. Ann Blankenship
Notary Public for the State of Washington
My Commission Expires: 07-24-17

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 35

DATED this _______ day of October, 2015.

IDAHO INDUSTRIAL MINERALS, LLC, an Idaho limited liability company,

/s/ Allen Ball
By: ____________________________________(printed name)
Its: BV Natural Resources, LLC is a Member of
IIM

Email Address for Delivery of Notice:
flyfish@ballventures.com_

Facsimile No. for Delivery of Notice:
(208) 227-0445
Mailing/Delivery Address for Delivery of Notice:
901 Pier View Dr.
Ste. 201
Idaho Falls, ID
83402

SUBSCRIBED AND SWORN to before me this 26th day of October, 2015.

/s/ Rachael Huntsman
Notary Public for the State of Idaho
My Commission Expires: Aug 22, 2019

READ AND APPROVED:

/s/ Wade Woodard
Wade Woodard
Andersen Banducci, PLLC
Attorneys for BV Natural Resources, LLC

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 36

NOTICE OF EXERCISE FORM

TO:	BV NATURAL RESOURCES, LLC An Idaho limited liability company (the “Company”)

WITH A COPY TO:	I-MINERALS INC.
A Canadian federal corporation

Dear Sirs:

The undersigned (the “Optionee”) hereby exercises the right to purchase:

___________________________________________________________
(Insert No. of Shares)

common shares of I-MINERALS INC. (the “Option Shares”) from the Company pursuant to Section 2b. of that Global Settlement and Absolute Release Agreement between the Hoodoo Resources, LLC, Robert Lemke, The Brent Thomson Family Trust, Brent Thomson, Idaho Industrial Minerals, LLC, the Estate of Philip Nisbet, Ball Ventures, LLC, the Company, The Allen Ball and Connie Ball Family Trust, Allen Ball, I-Minerals Inc. and I- Minerals USA, Inc. (the “Settlement Agreement”) and (check one):

[ ]	herewith makes payment by cash, certified check, bank draft or wire transfer to the account specified by the Company of the full Option Price for the Option Shares in accordance with the terms of the Yearly Options as set forth in the Settlement Agreement; or

[ ]	hereby notifies the Company that it is exercising the Cashless Exercise Right provided in the Settlement Agreement. (NOTE: On exercise of the Cashless Exercise Right, the Optionee shall not be entitled to that number of Option Shares set out above, but shall instead be entitled to that number of Option Shares resulting from the formula set out in Section 2.b.iii. of the Settlement Agreement, with “Z” being the number of Option Shares set out above.)

Please deliver a certificate for the shares being purchased as follows in the name of the Optionee as follows:

Address of Optionee:

Delivery Address for Certificate
(if different than above):

Exercise of the Yearly Options is expressly made subject to the terms and conditions of the Settlement Agreement.  The Optionee acknowledges the potential right of the Company to exercise the Cash Settlement and/or the Cash Bonus Share Settlement in connection with this Notice of Exercise.  Capitalized terms not otherwise defined herein have the meaning set forth in the Settlement Agreement.

DATED this           day of                                                            ,         .

Signature of Optionee:

Name of Optionee:
(Please Print)

Name of Authorized Signatory (if any):
Title of Authorized Signatory:

GLOBAL SETTLEMENT AND ABSOLUTE RELEASE AGREEMENT – PAGE 37

EXHIBIT “A”

Assignment Agreement

ASSIGNMENT AGREEMENT WITH CONTINGENT RIGHT OF REVERTER

This Assignment Agreement with Contingent Right of Reverter (hereafter the “Agreement”) is made effective as of August 10, 2002 (the “Effective Date”) by and between Alchemy Ventures, Ltd., a British Columbia, Canada corporation (“ALY”), and Idaho Industrial Minerals, LLC., and Idaho limited liability company (“IIM”), Northwest Kaolin, Inc., an Idaho corporation (“NWK”). (Collectively, referred to hereinafter as the “Parties.”)

RECITALS

Whereas, on November 1, 1999, Phillip C. Nisbet (“Nisbet”) submitted fourteen lease applications, Nos. 9264-9269, 9272-9279 (the “Fourteen Applications”), covering certain State of Idaho (“State”) lands in Latah County, Idaho, to the Idaho Department of Lands (“IDL”) for processing into State mineral leases are provided for under Idaho Code §47-704;

Whereas, on November 15, 1999, Nisbet and Northwest Kaolin entered into an Agreement in Principle by which, for the consideration stated therein, Nisbet agreed to sell his rights, title and Interest “in the Helmar-Bovill properties located in Latah County, Idaho, comprising 7840 acres of kaolin clay deposits” [actually, the Parties understand that it is approximately 6,301 acres, more or less];

Whereas, on December 7, 1999, ALY entered into an Agreement with Northwest Kaolin, Inc. (“NWK”) to purchase certain properties “comprised of approximately seven (7) square miles of claims lawfully registered to [NWK] in the State of Idaho for the purpose of gathering, processing and marketing the kaolin clay deposits thereon” (hereafter “Agreement #1”);

Whereas, on December 11, 1999, Nisbet executed, under notary, and assignment of leases to Northwest Kaolin; however, his spouse did not join in the original execution;

Whereas, on June 15, 2000, Nisbet and NWK entered into a second Agreement in Principle that replaced the previous Agreement in Principle and required Nisbet to relinquish “all rights, title or interest held by [Nisbet] in the Helmar-Bovill properties and the leases from the State of Idaho for said properties...”

Whereas, on July 1, 2000, NWK submitted two lease applications, Nos. 9292 and 9293 (the “Two Applications”) covering certain State lands in Latah County, Idaho to the IDL for processing into state mineral leases as provided for under Idaho Code §47-704;

Whereas, on August 24, 2000, NWK and ALY entered into an Agreement that provided the option in ALY to acquire 51% of certain “Mineral Claims”, as defined in the Agreement, from NWK upon completing certain exploration expenditures, making payments and issuing shares within certain time parameters, and further provided the option in Aly to enter in to 51/49 joint venture with NWK or to acquire the additional 49% within a set time period (“Agreement #2”);

Whereas, disputes existed between ALY and NWK regarding their respective rights and obligations under the various above-described Agreements, and regarding the enforceability of said Agreements;

Whereas, on May 15, 2001, NWK submitted to the IDL the original of the Assignment of Clay Lease Applications executed by Nisbet to NWK for fourteen clay lease application along with a filing fee of $700;

Whereas, on May 25, 2001, Scott Nicols, Chief, Bureau of Minerals, wrote to NWK, c/o Lois Van Hoover, regarding “State of Idaho Mineral Lease Application Nos. 9264-69, 9272-9279” stating:

This correspondence is notification we are unable to transfer the subject mineral lease applications from Phil Nisbet to Northwest Kaolin at this time.  In order to assign the lease applications, Phil Nisbet’s wife, Marian Nisbet, must also sign the assignment form, have her signature notarized, and submit the original assignment document bearing her signature to this office.  As we discussed, since we have the assignment form with Mr. Nisbet’s signature on file, we will accept a second assignment document with Mrs. Nisbet’s signature and the completed notary statement.

Whereas, by Assignment of Mineral, Oil and Gas, and/or Geothermal Resource Lease(s), dated July 9, 2001, Phillip and Marian Nisbet, did “sell, assign and transfer unto Alchemy Kaolin Corporation …100% of our rights, title and interest” in certain described lease applications;

Whereas, on July 17, 2001, Sharon A. Murray, Mineral Leasing Specialist, Bureau of Minerals, returned the above-referenced assignment form to Phillip C. Nisbet stating that the IDL:

will not take any action to assign any of the 14 mineral lease applications held in your name, or the two applications filed by Northwest Kaolin, until all issues regarding community property laws in Idaho as they relate to said applications are resolved…[and] until all issues as to who holds an interest in applications has been resolved in writing between you, Northwest Kaolin, Inc., and Alchemy Ventures, Ltd., and its subsidiaries;

Whereas, no additional documentation exists in the official IDL files regarding a resolution of the assignment of fourteen clay lease applications from Phil Nisbet to Northwest Kaolin, Inc.;

Whereas, a dispute existed between and/or among the Parties as to their respective rights in and to lease applications Nos. 9264-9269, 9272-9279 and Nos. 9292, 9293, (hereafter collectively referred to as the “Lease Applications”);

Whereas, NWK and certain individuals as principals of NWK or as interested parties in association with NWK have resolved their disputes with ALY and desire to transfer and assign any and all of their right, title and interest that they possess in the Lease Applications to ALY and to forever release and assign any claims they may have with respect to ownership of said Lease Applications and the dispute(s) arising there form to ALY;

Whereas, by that certain “Contribution Agreement by and among Idaho Industrial Minerals and Phillip C. Nisbet,” dated October 16, 2001, Nisbet contributed, among other things, “all right title and interest in and to…[certain] Applications for State of Idaho Mineral Leases” to IIM;

Whereas, ALY, IIM and Nisbet executed a Letter of Understanding, dated January 23, 2002, that laid a foundation for resolving disputes between the Parties and for a  deal that would transfer the Properties to ALY (hereafter “Agreement #3”);

Whereas, by that Conditional purchase and Sale Agreement, dated March 18, 2002 (hereafter “Agreement #4”), ALY, IIM and Nisbet agreed to certain terms to be incorporated into an “Agreement in Full” as the basis for the transfer of the Lease Applications to ALY.

Whereas, ALY desires to acquire the Lease Applications from NWK and certain individuals as principals of NWK or as interested parties in association with NWK, and IIM, NWK and certain individuals as principals of NWK or as interested parties in association with NWK, desire to convey the Lease Applications to ALY subject to the terms and conditions set forth herein.

AGREEMENT

Now Therefore, in consideration of, and subject to, the covenants, terms and conditions made herein, and intending to be legally bound, the Parties hereto agree as follows:

DEFINITIONS

Definitions.  For the purposes of this Agreement, the following items shall have the meanings set forth below:

                “Agreement” means this “Assignment Agreement with Contingent Right of Reverter,” including all exhibits and schedules, all of which are incorporated by this reference.

                “ALY” shall have the meaning set forth in the introduction to this Agreement and includes its U.S. subsidiary, AlchemyKaolin Inc.

                “Effective Date” shall have the meaning set forth in the introduction to this Agreement.

                “Feasibility Study” means a comprehensive description of the construction, development, mining, processing, and marketing plan for the commercial products produced from the Mineral(s) extracted from the Properties.  The Study must be in such form and substance as would reasonably be required by an experienced investment banker in making an arms-length investment decision to place such a mine into production.  The Feasibility Study shall include the confirmation of reserves based upon reasonable drilling works, hydrological and geotechnical works, environmental studies, and, if deemed necessary by ALY, the mining of one or more bulk samples of ore for metallurgical studies which may require the construction of one or more shafts or pits, the construction of an incline, or works associated with a trial mine.  The Feasibility Study shall contain estimates of both capital and operating costs and shall analyze how to proceed with mining operations to economically and commercially extract the target Mineral(s), identify the optimum structure for the mining venture, and include reference to relevant marketing and financial aspects.

                “IIM” shall have the meaning set forth in the introduction to this Agreement and includes, as appropriate for context, its wholly owned subsidiary, Northwest Kaolin Inc., an Idaho corporation.  (For purposes of improving the clarity of the granting language, the first reference to IIM and Northwest kaolin Inc. specifically identifies both companies, instead just using the collective term “IIM” to describe both entities.)

                “Lease Applications” shall mean the sixteen (16) mineral lease applications in the Helmar-Bovill region of Latah County, Idaho on file with the IDL in the names of Phillip C. Nisbet and Northwest Kaolin Inc as more fully described in Exhibits A, parts 1 and 2.

                “Lease” and “Leases” shall mean the form of instrument issued by the IDL pursuant to a Lease Application that provides for a vested right to mine the Minerals applied for in the Lease Application and any intervening grant of right by the IDL that may be less than a vested right to mine whether for all or part of the Properties.

                “Mineral” means kaolinite, clays of any type and all other minerals, including, without limitation, feldspar, quartz, and micas, subject only to the limitations that may be imposed by the State.

                “Permitting Process” shall have the meaning ascribed in subsection 2.1.3 herein.

                “Person” means any legal person, including, without limitation, an individual, a partnership, a joint venture, a corporation, a trust, limited liability company, other business entity, an unincorporated organization or a government or any department or agency thereof.

                “Production Plant” shall mean any plant that is capable of producing Mineral products in commercial quantities and quality.

                “Properties” means those lands covered by the Lease Applications (or Leases granted thereby).

SECTION 1
GRANT OF RIGHTS; TERM

1.1          Grant of Rights.  Subject to the paramount title of the State and the Contingent Right as Reverter as provided for in Section 3, IIM and Northwest Kaolin Inc. hereby assign to ALY one Hundred Percent (100%) of its undivided interest in the Lease Applications described in Parts 1 and 2 of Exhibit A and grants to ALY, without limitation, the following rights:

1.1.1      the exclusive right to enter, take possession and use the Properties covered by the Lease Applications;

1.1.2      the exclusive right to convert the Lease Applications to a Lease(s); however, ALY shall notify IIM promptly of any action by the State to issue a Lease.  If necessary, IIM shall cooperate with ALY in the process of converting the Lease Applications to a Lease(s) subject to the terms and conditions provided herein.

1.2          Accord and Satisfaction.  The parties agree that with the issuance of a total of 1,750,000 common shares of ALY to IIM, IIM releases any and all interest in the Lease Applications and that IIM acknowledges that it has received full and final consideration of the transfer of the rights to the Lease Applications to ALY.

1.3          Execution of Instruments.  The Parties shall execute such instruments and provide such correspondence as is reasonably necessary to effect the assignment of the Lease Applications described in the Paragraph 1.1; however, it is anticipated by the Parties that:

(1) the assignment of the Fourteen Lease Applications will be effected in the IDL records by resubmitted the State “Assignment of Mineral, Oil and Gas, And/Or Geothermal Resources Lease(s),” executed by Phillip C. and Marian Nisbet, dated July 9, 2001 (Exhibit B); and

(2) the assignment of the Two Lease Applications will be effected in the IDL records by NWK’s execution, simultaneously with this Agreement, of the attached State “Assignment of Mineral, Oil and Gas, And/Or Geothermal Resources lease(s)” (Exhibit C) form for delivery by ALY to the IDL.

1.4          Term.     The Term of this Agreement shall commence on the Effective Date and shall continue for a period of three (3) years (the “Term”), unless sooner terminated as provided in this Agreement.

1.5          Supercedes and Replaces.           This Agreement is the “Agreement in Full” contemplated by Agreement 4; however, this Agreement supercedes and replaces all prior agreements between the Parties and their predecessors in interest relating to the Lease Applications and Properties including, but not limited to, the agreements in principle and Agreements #1, 2, 3 and 4, described in the Recitals.

1.6          IIM’s Representations Regarding the Lease Applications.              IIM makes no representations or warranties regarding the likelihood that all or any of the Lease Applications will become Leases; however, during the Term of this Agreement, IIM shall indemnify and holds harmless ALY from any claims, demands and legal actions by Nisbet and/or NWK, any individuals as past or present principals of NWK or as interested parties in association with NWK arising out of or related to the Lease Applications or Properties.  Both during and subsequent to the Term of this Agreement, IIM shall cooperate with ALY in any action of ALY in defense of any claims, demands and legal actions by Nisbet and NWK and certain individuals as principals of NWK or as interested parties in association with NWK arising out of or related to the Lease Applications or Properties.

SECTION 2
ALY’S DELIVERABLES

2.1          Consideration.  The purchase price (the “Purchase Price”) for the assignment of Lease Applications shall be One Million Seven Hundred Fifty Thousand (1,750,000) common shares of ALY, subject to such timing, terms, conditions, and restrictions as may be imposed by the Canadian Venture Exchange (“CDNX”), to be delivered by ALY to IIM on the following schedule.  Not later than thirty (30) calendar days after the occurrence of each of the following described events, ALY shall deliver to IIM common shares of ALY in the amounts specified below:

2.1.1      Upon Execution.  Upon receipt of the assignment of Lease Applications described in Paragraph 1.1, ALY shall deliver to IIM, One Hundred Thousand (100,000) common shares of ALY.

2.1.2      Upon Completion of a Feasibility Study.                Upon completion of a Feasibility Study, ALY shall deliver to IIM, Four Hundred Thousand (400,000) common shares of ALY.

2.1.3      Upon Lease Issuance.    Upon the State of Idaho issuing Leases to ALY for all acreage subject to the Lease Application, ALY shall deliver to IIM, Three Hundred Fifty Thousand (350,000) common shares of ALY.  In the event that the State issues Leases on less than all of the Lease Applications, then the number of shares issued shall be proportionate to the percent of the acreage converted to Lease relative to the amount of acres covered by the Lease Applications; the remaining shares of this 350,000 shall be paid upon the occurrence of Paragraph 2.1.5 below, as additional shares to the 400,000 shares already provided for in Paragraph 2.1.5.  In the event that ALY, in its sole discretion, voluntarily agrees to accept Leases from the State for less than all of the acreage subject to the Lease Applications, then ALY shall either pay the additional shares to IIM pursuant to this Paragraph 2.1.3 or ALY shall reassign such Lease Applications per Paragraph 3.4 below.

2.1.4      Upon Completion of a Permitting Process.  Upon completion of the Permitting Process, ALY shall deliver to IIM, Five Hundred Thousand (500,000) common shares of ALY.  The “Permitting Process” means the activities and time period required to obtain all federal, state or local government permits, licenses or other approvals (including water rights) necessary for ALY (or its subsidiaries or affiliates), to construct and operate commercial mining and beneficiation facilities on the Properties, including, if required, through the development of a Production Plant.

2.1.5      Upon Completion of a Production Plant and First Delivery of Commercial Product.  Upon completion of the first delivery of a Commercial Product from a Production Plant, ALY shall deliver to IIM, Four Hundred Thousand (400,000) common shares of ALY.  The “first delivery of Commercial Product” shall be when ALY sells the product from beneficiating Mineral(s) in its Production Plant to a third-party end user or agent or broker for end users in commercially reasonable quantities at a cash amount representing the fair market value for the product so delivered.

2.2          Acceptance and Performance.   By accepting the shares when tendered by ALY, IIM unconditionally accepts that ALY has completed the performance requirement associated with each block of shares being delivered as provided in Section 2.1 above.  IIM shall have fourteen (14) calendar days from the delivery of the shares to provide Notice objecting to the completion ALY’s deliverable and returning the tendered shares. If IIM has not tendered a return of the shares within said fourteen (14) calendar days, then the associated deliverable for ALY will be deemed accepted.  In the event of an alleged default by ALY, IIM shall describe with reasonable specificity the alleged default in ALY’s performance that gives rise to any declaration of nonperfomance, and the procedures described in Section 10 hereof shall be applicable.  Failure to declare a default at such time shall be deemed a waiver of IIM’s rights to declare a default at a later date.

2.3          Verification of Authorization.     With each tendered delivery of shares as provided in Subsections 2.1.1 through 2.1.4, ALY shall provide IIM with certified copies of the resolutions of ALY’s board of directors and its shareholders, if applicable, authorizing the issuance of common shares, subject to the parameters imposed by the CDNX.  Similarly, with each tendered delivery of shares as provided in Subsections 2.1.1 through 2.1.4, IIM shall provide ALY with certified copies of the resolutions of IIM’s board of directors and IIM’s shareholders, if applicable, authorizing the acceptance of common shares of ALY.

2.4          Other Items.      ALY shall also deliver such other documents as IIM may reasonable request in connection with the transaction contemplated by this Agreement.  IIM shall also deliver such other documents as ALY shall reasonably request in connection with the transactions contemplated by this Agreement.

2.5          Adjustments.    The Purchase Price is for an undivided One Hundred Percent (100%) interest in the Lease Applications, subject to paramount title held by the State.  In the event that there is an outstanding right, title or interest including, without limitation, an outstanding lien or encumbrance on the title, or if the IIM holds less than an undivided One Hundred Percent (100%) interest in the Lease Applications, subject to the paramount interest held by the State, then the purchase price shall be adjusted in accordance with the provisions of Section 7.4 (Lesser Interest).  Such adjustment may be made by offset from future issues of ALY common, if ALY so chooses.

SECTION 3
CONTINGENT RIGHT OF REVERTER

3.1          Retention of Revisionary Interest.  By the assignment and grant provided for in Paragraph 1.1, IIM reserves a right of reverter of the Lease Applications (or leases acquired thereby), upon failure of ALY to complete all of its deliverables described in Section 2 by the end of the Term or upon ALY terminating work on development of the Properties.  This Contingent Right of Reverter may be enforced in equity; the Parties recognize that an adequate remedy at law might not exist.  The governing jurisdiction for equitable and legal remedies shall be as provided in Paragraph 14.1.

3.2          Allegation of Failure to Complete Deliverables.  ALY shall have the entire Term to complete the deliverables provided for in Paragraph 2.1, which may be extended by Force Majeure.  If ALY has tendered all of the common shares in association with the performance deliverables described in Subparagraphs 2.1.1 through 2.1.4, then IIM must have rejected or re-tendered, as provided for in Paragraph 2.2, at least one block of shares in order to preserve a claim of default and its Contingent Right of Reverter.

3.3          Resolution of Contingent Right of Reverter.  The procedure for claiming a default, as provided in Section 10, shall govern the initiation and enforcement of the Contingent Right of Reverter by IIM.  If ALY does not dispute the claim that it has failed to complete the deliverables described in Paragraph 2.1 within the Term, or that it cannot so complete such deliverables within the time period allowed under Subparagraph 10.1.2, then ALY shall promptly reconvey to NWK or to IIM, as designated by IIM, the Lease Applications covered thereby in a format recognizable and acceptable to the IDL office.  IF IIM has accepted all of the shares as provided for in Paragraph 2.2, then the Contingent Right of Reverter shall automatically expire upon the expiration of the Term of this Agreement and shall not survive the expiration of this Agreement.

3.4          Reassignment.  It is agreed that if ALY should choose to abandon any of the Lease Applications (or Leases derived from such Lease Applications) listed on Exhibit A, then ALY shall provide IIM with Notice of such intent, and IIM shall have the option for fourteen (14) days from receipt of such Notice to cause ALY to execute a reassignment instrument.  In addition, ALY will execute an appropriate State assignment form, and shall generally cooperate with IIM and the State to implement the intent of such reassignment; however, ALY does not represent or warrant that the State will accept such reassignment, nor shall ALY bear any of the costs associated with reassignment.

3.5          Notice. In the event that the State of Idaho provides notice to ALY that any Lease Application or Lease is deemed invalid, out of compliance or otherwise subject to termination of rights, ALY shall provide IIM with this is same information within 48 hours of ALY receiving actual notice.

SECTION 4
RELEASE

4.1          Release of Claims.  As of the Effective Date, each party to this Agreement releases and discharges the other as well as any of its officers, directors, shareholders, agents, employees, attorneys, successors, heirs, devisees, assigns, affiliates, related organizations, if any, and any other persons, firms or corporations in interest with them, or any of them, of and from all contracts, agreements, understandings, claims, liabilities, demands, liens, debts, loans, obligations, accounts, causes of action and/or suit of any and every nature, known or unknown, for damages or otherwise, at law or in equity (“Claims”), which each party may have or claim to have had against the other including without limitation: Claims related to ownership of the Lease Applications; Claims related to any previous agreements or alleged agreements between or among any of the Parties hereto; Claims of breach of any understanding or agreement related to the Lease Applications and the proposed mining of Mineral(s) by predecessors in interest of the Parties, and Claims of compensation owing or due in the form of fees, wages, royalties or and any other obligation for sums due and owing from any of the Parties that arose from or may arise from actions or omissions of the Parties or their predecessors in interest prior to the Effective Date.

SECTION 5
Performance Obligations

5.1          Operational Performance of ALY.  ALY shall conduct all activities on the Properties in a good and workmanlike manner and in compliance with all applicable laws and regulations and permits, including those related to environment and reclamation.  ALY shall promptly pay all outstanding debts.  ALY shall use its good faith effort to obtain all governmental approvals required to exercise its rights granted hereunder; however, and IIM agrees to cooperate with ALY in the Permitting Process, including granting and documenting any required consent.  ALY shall owe no duties to IIM except as provided in this Agreement.

5.2.         Obligation to Maintain the Lease Applications (or Leases acquired thereby).  ALY shall use its good faith efforts to cause the Lease Applications to be converted to Leases and ALY shall seek to do so as promptly as reasonably possible under the entirety of circumstances, and to keep any Leases acquired in good standing under the laws of the State while this Agreement is in effect, including the payment of fees and the filing of necessary reports.  The Parties recognize that converting the Lease Applications to Leases potentially involves a discretionary decision by the State; the Parties shall use their good faith efforts to obtain Leases for all of the Lease Applications.  It is understood by the Parties that if the State fails to issue Leases covering sufficient lands to support ALY’s anticipated production operations, this may be deemed Force Majeure pursuant to Section 6 hereunder, so long as the terms and conditions in Section 6 are satisfied.

5.3          Claims and Liens.  ALY shall pay and satisfy all claims and liens for materials, supplies and labor used in connection with ALY’s operations on the Properties, and shall keep the Lease Application (or Lease acquired thereby) free and clear from any and all liens and encumbrances, except any such lien or encumbrance that may result from the actions of parties other than ALY, its agents, employees, and contractors, and excepting any such lien or encumbrance that is in good faith being subject to active challenge or appeal during the pendency of such challenge or appeal.

5.4          Coordinating with the State.  ALY shall maintain close contact with the State at all reasonable times to keep the relevant agencies informed of current and planned activities relating to the Properties regardless of whether or not such communication may be required by law.  ALY shall provide IIM with copies of any correspondence sent to, or received from, the State of Idaho and its various agencies.

5.5          Inspection.  IIM, or IIM’s authorized representative may at any reasonable time, inspect ALY’s activities, but such representative shall do so at his or her own risk, and shall conduct such inspections so as not to hinder unreasonably the activities of ALY.  IIM and its representatives, shall indemnify and hold ALY harmless from any costs, loss, or damage by reason of injury to IIM, or its representative in making such an inspection.  ALY may refuse access to the Properties for all representatives of IIM that refuse to execute a waiver of liability in the favor of ALY before entering the Properties.  IIM and/or IIM’s representative shall not disclose any of the information collected under this Agreement, except to ALY, nor shall IIM use such information to identify and/or capture corporate opportunities of ALY, or in any way compete with ALY, unless and until IIM and ALY enter into a commercially reasonable confidentiality/nondisclosure agreement, which shall include an “area of interest” clause that precludes IIM or owners of IIM from acquiring an interest in mineral property within 25 miles of the Properties without promptly offering any such interest to ALY at IIM’s cost.

SECTION 6
FORCE MAJEURE

6.1          Force Majeure.

6.1.1      Force Majeure means any cause or condition beyond the reasonable control of, and without the fault or negligence of, the party claiming Force Majeure which causes the party to be unable to perform its obligations, which by exercise of due foresight such party could not reasonably have been expected to avoid and which the party is unable to overcome by the exercise of due diligence.

6.1.2      The obligations of ALY under this Agreement shall be suspended if ALY is delayed or interrupted in or prevented from conducting any operations on the Properties, or significant portion thereof, as the result of an Act of God, fire, earthquake, hurricane, unreasonably heavy precipitation or floods, shortage of fuel supply, raw materials, or other supplies or equipment, changes in governmental laws, rules, regulations or orders adversely affecting any operations on part or all of the Properties; inability to obtain on reasonably acceptable terms any public or private license, permit or other authorization that may be required to conduct operations; any extraordinary restrictions upon, unusual delays in receiving, or failures to receive any permits, licenses, or approvals from any governmental agency; or any other cause beyond ALY’s reasonable control.

6.1.3      In such event ALY shall notify IIM in writing of the particulars of the delays or interruptions and the term of this Agreement shall be extended for a period of time equal to the period during which ALY operations are so delayed, interrupted, or prevented

6.2          Adverse Claims.  If at any time during the Term of this Agreement it appears that one or more private third parties may have a claim of economic interest or ownership in the Properties or the Lease Applications (or Leases acquired thereby), ALY may claim Force Majeure for a period of time equal to the time necessary to resolve such claim(s) of economic interest or ownership in the Properties or the Lease Applications (or Leases acquired thereby).

SECTION 7
IIM’S WARRANTIES, REPRESENTATIONS & COVENANTS

7.1          IIM’s Warranties, Representations, and Covenants.  Excepting only the paramount title of the State, its participating interest and production royalties, if any, IIM represents and warrants to ALY that:

7.1.1      IIM and Nisbet own or control the Lease Applications.

7.1.2      IIM knows of no other person claiming any interest in the Lease Applications; and the Lease Applications are free from all liens and encumbrances, except liens for property taxes not yet due and payable.

7.1.3      No royalties, fees or monies (or claims therefore) are payable or required to be paid to any person having or claiming an interest in the Lease Applications other than the State.

7.1.4      IIM has full power and authority to execute this Agreement and this Agreement is valid and binding upon it in accordance with its terms.

7.1.5      IIM knows of no violation of any applicable law or regulation relating to land use, environmental protection or otherwise with respect to the Lease Applications or activities relating thereto; and IIM represents that there is no judgment outstanding and no litigation, proceeding or governmental investigation pending or threatened against the Lease Applications or IIM in connection with the Lease Applications except as described below:

                NONE

7.2          Defects In Title.  In the event that any cloud or defect may arise in IIM’s title to the Lease Applications (or Leases granted thereby), except matters involving the title and rights of the State (including, without limitation, discretionary lease issuance), then at ALY’s request pursuant to Notice, IIM will take all action necessary, including judicial proceedings, to remove any cloud from and cure any defect in ALY’s title to the Lease Applications (or Lease granted thereby).  If IIM fails or refuses to take such action, ALY may take such action in IIM’s name.  IIM shall cooperate with ALY in any such action taken.  ALY may recover from IIM, or from any payments in stock thereafter to become due to IIM under this Agreement, all costs and expenses, including reasonable attorney’s fees, incurred by ALY in such action.

7.3          Challenge to Title by State  If the State attacks the validity of the Lease Applications for any reason, except ALY’s failure to comply with its obligation to maintain the Lease Applications (or Leases granted thereby) in good standing, ALY, in its sole discretion, may prosecute/defend an action in mandamus to issue lease, damages, or such other action as it may choose.  However, in the event that ALY does not choose to defend/prosecute such claim, then ALY, in its sole discretion, shall provide Notice to IIM, who then may take such action in ALY’s name.

7.4          Lesser Interest.  The total number of common shares deliverable to IIM pursuant to the terms of this Agreement are premised on the fact that ALY is acquiring an undivided One Hundred Percent (100%) interest in the Lease Applications subject to the paramount interest held by the State, and that ALY’s rights in the Properties are as herein set forth and are subject to no covenants, conditions, restrictions, or encumbrances other than those created by this Agreement.  In the event that at any time during the term of this Agreement there is any outstanding right, title or interest in the Properties not created or caused by ALY such that for any reason ALY is not possessed of the entire interest which this Agreement purports to grant, then the number of shares deliverable to IIM under this Agreement shall be reduced by the proportion which any outstanding interest or encumbrance bears to the full unencumbered interest contracted for by ALY hereunder.

SECTION 8
DAMAGES, INSURANCE & GAURANTEE

8.1          Damages.  In no event shall any Party be liable to the other Party for any consequential, special or incidental loss or damage.

8.2          Insurance.  Within Ninety (90) days of the Effective Date, ALY shall obtain and maintain such insurance coverage as required by law, and such other insurance coverage as might be deemed reasonable and prudent, including, but not limited to the following types of insurance: (1) worker compensation; (2) general liability; (3) automobile; (4) fire; and (5) directors and officers (however, if directors and officers coverage cannot be obtained on commercially reasonable terms, as determined by the Alchemy Board of Directors, then no such insurance will be required.

SECTION 9
TAXES

9.1          Payment Obligation.  Except as hereinafter set forth, ALY shall pay all taxes levied during the Term of this Agreement against all improvements, structures, equipment, personal property, and fixtures placed upon the Properties by ALY and all taxes levied against ALY as an employer of labor.  All taxes shall be paid before delinquent, but ALY shall be under no obligation to pay any tax, so long as the tax is being contested in good faith and by appropriate legal proceedings and the nonpayment thereof does not adversely affect ALY’s right, title, or interest in or to the Premises.

SECTION 10
DEFAULT, TERMINATION & SURRENDER

10.1        Default.

10.1.1    ALY shall not be deemed to be in default hereunder until IIM shall first have given to ALY written notice of the alleged default, specifying with particularity the circumstances of the default and, if applicable, the amount of shares, which IIM claims is due and payable by ALY.

10.1.2    Such notice shall be given in accordance with Section 12 (NOTICES).  ALY shall have a period of sixty (60) days from and after receipt of such notice in which to cure the default, or in the event that such default cannot be cured within sixty (60) days to initiate and diligently pursue steps to correct the default, failing which this Agreement shall terminate and all liabilities and obligations of ALY, except those liabilities existing on the date of termination, shall terminate.  Any default claimed with respect to the issuance of shares may be cured by the deposit in escrow of the number and class of shares in controversy and the giving of notice of the deposit to IIM.  The amount to remain in escrow until the controversy is resolved or until there has been a final disposition of the controversy by a court of competent jurisdiction.

10.1.3    Should ALY dispute the existence of the default, then this AGREEMENT shall not terminate unless ALY does not initiate and diligently pursue steps to cure the default within sixty (60) days after the default has been determined by a final decision of a court of competent jurisdiction.

10.2        Early Termination.

10.2.1    ALY may, at any time and from time to time, terminate this Agreement, as to all or any portion of the Lease Applications (or Leases granted thereby) and Properties, by notifying IIM of its intent to file for record in the IDL office (with a copy to IIM) a good and sufficient surrender or notice of termination of all or a portion of the Lease Applications (or Leases granted thereby).  Upon receipt of such notification of intent to surrender or terminate, IIM, or its designated subsidiary, will have fourteen (14) calendar days to elect to receive a reassignment of such Lease Applications (or Leases granted thereby) from ALY free and clear of all liens and encumbrances or instruct ALY to proceed with filing such notice of surrender with the IDL office.  In the event IIM elects to receive reassignment, ALY will execute an appropriate State assignment form, and generally shall cooperate with IIM and the State to implement the intent of such reassignment; however, ALY does not represent or warrant that the State will accept such reassignment, nor shall ALY bear any of the costs associated with reassignment.  This Agreement shall terminate with respect to that portion of the Properties described in the surrender or termination notice to the IDL office, and all rights, liabilities and obligations of ALY under this Agreement with respect to that portion of the Properties described in such notice shall terminate on the date specified in the notice, except those rights which survive termination and those liabilities and obligations existing on the date of termination. If IIM elects not to re-acquire the surrendered Lease Applications (or Leases granted thereby) and Properties, then either IIM or ALY, or their subsidiaries, may apply to the IDL office for the lease to such surrendered Properties at any time thereafter, and such after-acquired Properties shall not be subject to the terms of this Agreement.

10.2.2    In the event of such termination, all equipment, machinery and supplies that have been brought upon such portion of the Properties by ALY shall be removed by ALY from the portion of the Properties so surrendered within twelve months of providing such notice except such facilities on the Properties that IIM elects to retain.

10.2.3    In the event IIM does not make an election within said fourteen (14) days or elects that ALY should surrender its interest, then ALY shall promptly file a notice of termination of interest with the IDL for the portion of the Properties so surrendered.

10.3        Continued Access.  Subject to the paramount title and authorities of the State, for as long as ALY requires after termination of the Agreement, ALY shall have the right of continued access to the Properties and across the Properties for purposes of reclamation and  remediation, if applicable.  This grant of rights shall survive termination of this Agreement.

SECTION 11
DATA

11.1        ALY’s Data.  ALY shall upon termination of this Agreement provide to IIM, upon IIM’s request, copies of all available non-interpretative information relating to ALY’s activities on the Properties.  This information shall include copies of all ALY’s maps, drill logs and reports, assays, surveys, reports of records submitted to governmental agencies, and geological, geophysical, geochemical or similar data with respect to the Properties, and shall be provided to IIM, or its designated subsidiary, without any warranty or representation as to the accuracy, completeness, reliability or usefulness thereof.

SECTION 12
NOTICES

12.1        All notices and other communications under this Agreement (“Notices”) to the Parties shall be in writing, and shall be addressed respectively as follows:

ALY:	Barry Girling Malespina, Ltd. 900 – 580 Hornby Street Vancouver, B.C. V6C 3B6 Ph: (877) 688-2321

with a copy to:	Baird Hanson Quinn, LLP 2117 Hillway Drive Boise, Idaho 83702 Attn: Joe Baird Ph: (208) 388-0110 Fax (208) 345-4930

IIM:	IDAHO INDUSTRIAL MINERALS, INC. C/O Sacajawea Motor Inn 1874 Main Street Lewiston, Idaho 83501 USA Attn: Brent Thompson Ph: (208) 746-1393 Fax (208) 743-3620

A Party may change its address by Notice to the other Party.

12.2        All Notices shall be given:

12.2.1    by personal delivery (including courier); or

12.2.2    by registered mail, charges prepaid; or

12.2.3    by electronic facsimile communication, with a confirmation sent by registered mail or courier.

12.3        All Notices shall be effective and shall be deemed received:

12.3.1    if by personal delivery or by registered mail, on the date of delivery if delivered during normal business hours, and if not delivered during normal business hours, on the next business day following delivery; or

12.3.2    if by electronic communication, on the next business day following receipt of the electronic communication.

SECTION 13
ASSIGNMENT

13.1        ALY may not assign the Lease Applications (or Leases granted thereby) to a corporation or other entity that is not a subsidiary or affiliated corporation of ALY without the prior written approval of IIM

13.2        ALY may, subject to any applicable law, assign this Agreement or ALY’s rights hereunder or any portion thereof, or may otherwise convey, assign or transfer its interest hereunder or in the Lease Applications or subsequent Leases, once acquired from IIM, to a subsidiary or affiliated corporation of ALY, or to any successor by way of a merger, consolidation or reorganization without prior notice to IIM.  The term “subsidiary or affiliated corporation” as used herein means any corporation that directly or indirectly controls, is controlled by, or is under common control with, ALY.

SECTION 14
MISCELLANEOUS PROVISIONS

14.1        Choice of Law; Survival. The formation, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Idaho, USA; except that, if the primary dispute concerns a question of securities law, then the interpretation and enforcement of this Agreement shall be governed by the laws of British Columbia, Canada.  Any terms or agreements herein which by their nature may or must be performed or occur after termination of this Agreement shall survive such termination.

14.3        Additional Documents.  IIM shall provide ALY with such additional documents as may be necessary to carry out the purposes of this Agreement.  If conditions change by reason of acquisition, conveyances, assignments, or other matters relating to the [unreadable] or description of the Properties, IIM and ALY shall execute amendments of this Agreement and any other documents which may be necessary to reflect such changed conditions.

14.4        Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

14.5        Finders and Brokers.  Each party represents to the other that it has not dealt with anyone who is or may be entitled to a broker’s commission, finder’s fee or other compensation for introducing the parties or for advising or assisting in connection with this Agreement or the transactions contemplated by it.  Each party shall indemnify and hold the other harmless from any cost or expense, including attorneys’ fees and court costs, arising out of such a claim by such a person, including costs incurred in response to discovery and related proceedings in connection with such a claim.

14.6        Inurement.  This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of IIM and ALY.

14.7        Severability.  In the event any provision of this Agreement is held to be invalid or void, it shall not affect the validity of the remaining provisions.

14.8        Waiver.  No waiver of any breach of this Agreement shall be deemed to be a waiver of any other subsequent breach.

14.9        Headings.  Headings to the various Sections herein are for reference only and are not to be used for the purpose of construing the provisions herein.

14.10     Entire Agreement.  Except as provided in Section 1.3, this Agreement constitutes the entire agreement of the Parties.  No modification, variation, or amendment of this Agreement shall be effective unless it is in writing and signed by all the Parties to this Agreement.

                IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

                IIM:                                                                                        ALY:

                IDAHO INDUSTRIAL MINERALS LLC.                         ALCHEMY VENTURES, LTD.

                By  /s/ W. Robert Lemke                                                      By   /s/ Barry Girling

                8-12-2002           President                                                     8-12-2002        Director & Secretary

                NWK:

                Northwest Kaolin, INC.

                By   /s/ W. Robert Lemke

                8-12-2002       President

SENT BY: BAIRD HANSON QUINN LLP; 208 345 4930; AUG-12-02 8:03AM; PAGE 20/29

Part 1

The TWO LEASE APPLICATIONS

SUMMARY OF MINERAL LEASE APPLICATIONS FILED BY NORTHWEST KAOLIN, INC.

Application No.	Township	Range	Section	Legal Description	Acres
9292	41 North	1 West	32	S½S½	160
9293	40 North	1 West	5	Lots 4 and 5	
			17	NW¼, N½NE¼, SE¼NE¼, NW¼SE¼	397

SENT BY: BAIRD HANSON QUINN LLP; 208 345 4930; AUG-12-02 8:03AM; PAGE 21/29

Part 2

The FOURTEEN LEASE APPLICATIONS

SUMMARY OF MINERAL LEASE APPLICATIONS FILED BY PHILLIP C. NISBET – The Fourteen Applications

Application No.	Township	Range	Section	Legal Description	Acres
9264	40 North	1 East	16	N½, SW¼, W½SE¼, Lot 1, Lot 2	625
9265	41 North	1 East	19	E½, E½SW¼, Lot 2, Lot 3, Lot 4, E½NW¼	601
9266	41 North	1 East	18	NE¼, E½NW¼, Lot 2, W½SE¼, W½SE¼SE¼	381
9267	41 North	1 East	17	NW¼, N½SW¼, S½SW¼SE¼, SE¼SE¼, W½NE¼,	
				W½NE¼NE¼	460
9268	40 North	1 West	6	Lots 1 – 11, SE¼NW¼, E½SW¼, SE¼, SW¼NE¼	459
9269	40 North	1 West	8	S½, NE¼NE¼, S½NE¼	440
9272	41 North	1 West	23	Lots 1 – 8, E½SW¼, W½SE¼	485
9273	41 North	1 West	27	Lots 1 – 4, W½NW¼, SE¼NW¼, S½NE¼, N½S½	516
9274	41 North	1 West	36	SW¼SE¼, E½SW¼	120
9275	41 North	1 West	24	Lots 2 – 3, E½NW¼, NW¼NE¼	202
9276	41 North	1 West	22	N½	320
9277	41 North	1 West	21	N½	320
9278	41 North	1 West	20	W½NE¼, NE¼NE¼, W½SE¼, SE¼SE¼	240
9279	41 North	1 West	16	Lots 3 – 4, NW¼, N½SW¼, S½NE¼	414

SENT BY: BAIRD HANSON QUINN LLP; 208 345 4930; AUG-26-02 4:55PM; PAGE 7/15

IDAHO DEPARTMENT OF LANDS

For and in consideration of the sum of $ 1.00 and other valuable considerations, to us in hand paid, receipt whereof is hereby acknowledged, we hereby sell, assign, and transfer unto Alchemy Kaolin Corporation of 2117 Hillway Drive, Boise, ID 83702 telephone number 1-877-303-6573
(Address, City, State and Zip Code)
, 100% percent of our rights, title, and interest in and to State of Idaho Lease Applications ~~No.~~ ________ ~~&~~ as set forth in Exhibit attached.

Witness our hand this 9th day of July, 20 01.

[signature]
ASSIGNOR

ASSIGNOR
Marian Nisbet

State of Idaho)
County of Lemhi)

Comes now Phillip and Marian Nisbet, being first duly sworn, upon oath, deposes and says that he/she is the lessee that executed the within instrument and acknowledged to me that they executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and seal on the day and year last written above.

My Commission Expires: 10/30/2001

Marry Ann L. Heiser
Notary Public for: Lemhi County Treasurer
Residing at: Salmon, Id.

ACCEPTANCE AND ASSUMPTION

The undersigned assignee above named assumes and accepts the obligations and conditions of the above described State of Idaho Lease ~~No.~~ Applications (~~&~~ as set forth in Exhibit attached) and separately covenants with the State of Idaho that they will abide thereby during tenure.

Witness our hand this 17 day of August, 20 02

[signature]
ASSIGNEE

ASSIGNEE

State of IDAHO)
County of KOOTENAI)

Comes now ROGER A. KAUFFMAN, being first duly sworn, upon oath, deposes and says that he/she is the assignee that executed the within instrument and acknowledged to me that they executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and seal on the day and year last written above.

[signature]
Notary Public for:
Residing at: POST FALLS

My Commission Expires: 3-28-06

J.M. WALSH NOTARY PUBLIC STATE OF IDAHO

****

Recorded this ______ day of __________, 20 ___.

CHIEF, BUREAU OF MINERALS

IDL 1800(1)
1-1-97

SENT BY: BAIRD HANSON QUINN LLP; 208 345 4930; AUG-26-02 4:55PM; PAGE 8/15

SUMMARY OF MINERAL LEASE APPLICATIONS FILED BY Phillip C Nisbet

Application No.	Township	Range	Section	Legal Description	Acres
9264	40 North	1 East	16	N½, SW¼, W½SE¼, Lot 1, Lot 2	625
9265	41 North	1 East	19	E½, E½SW¼, Lot 2, Lot 3, Lot 4, E½NW¼	601
9266	41 North	1 East	18	NE¼, E½NW¼, Lot 2, W½SE¼, W½SE¼SE¼	381
9267	41 North	1 East	17	NW¼, N½SW¼, S½SW¼SE¼, SE¼SE¼, W½NE¼,	
				W½NE¼NE¼	460
9268	40 North	1 West	6	Lots 1-11, SE¼NW¼, E½SW¼, SE¼, SW¼NE¼	459
9269	40 North	1 West	8	S½, NE¼NE¼, S½NE¼	440
9272	41 North	1 West	23	Lots 1-8, E½SW¼, W½SE¼	485
9273	41 North	1 West	27	Lots 1-4, W½NW¼, SE¼NW¼, S½NE¼, N½S½	516
9274	41 North	1 West	36	SW¼SE¼, E½SW¼	120
9275	41 North	1 West	24	Lots 2-3, E½NW¼, NW¼NE¼	202
9276	41 North	1 West	22	N½	320
9277	41 North	1 West	21	N½	320
9278	41 North	1 West	20	W½NE¼, NE¼NE¼, W½SE¼, SE¼SE¼	240
9279	41 North	1 West	16	Lots 3-4, NW¼, N½SW¼, S½NE¼	414

SENT BY: BAIRD HANSON QUINN LLP; 208 345 4930; AUG-26-02 4:56PM; PAGE 11/15
FAX NO. : 208 743 3820 Aug. 12 2002 08:02AM P25
208 345 4930; AUG-12-02 7:09AM; PAGE 24/29

EXHIBIT C

For and in consideration of the sum of *ten dollars ($10.00)*, to us in hand paid, receipt whereof is hereby acknowledged, we hereby sell, assign, and transfer unto *AlchemyKaolin, Inc* of , telephone number , *one hundred* percent *(100%)* of our rights, title, and interest in and to State of Idaho Lease *Application* No.'s as set forth in Exhibit attached.

Witness our hand this 12 day of August, 2002

Assignor:
Northwest Kaolin, Inc
By: W. Robert Lemke
Its: President

STATE OF Idaho)
: ss.
County of Ada)

On this 12 day of August, 2002 before me Sharon Cousineau notary public in and for said State, personally appeared W. Robert Lemke known or identified to me to be the Pres. (president, vice-president, or secretary) ___ of *Northwest Kaolin, Inc., an Idaho corporation*, the corporation that executed the instrument, and acknowledged to me that said corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and seal on the day and year last written above.

My Commission Expires 6/11/05

Sharon Cousineau
Notary Public for
Residing at:

SHARON COUSINEAU NOTARY PUBLIC STATE OF IDAHO

The undersigned assignee above named assumes and accepts the obligations and conditions of the above described State of Idaho Lease *Application* No.'s as set forth in Exhibit attached, and separately covenants with the State of Idaho that they will abide thereby during tenure.

Witness our hand this 17 day of August, 2002

Assignee
AlchemyKaolin, Inc
By: [signature] H. Hiram Paulson
President

STATE OF IDAHO)
: ss
County of KOOTENAI)

On this 17th day of AUGUST, 2002 before me J.M. WALSH a notary public in and for said State, personally appeared , known or identified to me to be the ___ (president, vice-president, or secretary) ___ of *AlchemyKaolin, Inc, an Idaho corporation*, the corporation that executed the instrument, and acknowledged to me that said corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and seal on the day and year last written above.

My Commission Expires: 3-28-06

[signature]
Notary Public for
Residing at: Post Falls

J.M. WALSH NOTARY PUBLIC STATE OF IDAHO

* *

Recorded this ____ day of ________, 20__

____
CHIEF, BUREAU OF MINERALS

SENT BY: BAIRD HANSON QUINN LLP; 208 345 4930; AUG-26-02 4:56PM; PAGE 12/15

SUMMARY OF MINERAL LEASE APPLICATIONS FILED BY NORTHWEST KAOLIN, INC.

Application No.	Township	Range	Section	Legal Description	Acres
9292	41 North	1 West	32	S½S½	160
9293	40 North	1 West	5	Lots 4 and 5	
			17	NW¼, N½NE¼, SE¼NE¼, NW¼SE¼	397

EXHIBIT “B”

Amendments

to

Assignment Agreement

AMENDMENT AND RATIFICATION OF ASSIGNMENT AGREEMENT WITH CONTINGENT RIGHT OF REVERTER

KNOW ALL MEN BY THESE PRESENTS THAT:

WHEREAS, by that certain Assignment Agreement with Contingent Right of Reverter (hereafter the “Agreement”) made effective as of August 10, 2002 (the “Effective Date”), i-minerals inc.  (formerly Alchemy Ventures, Ltd. “ALY”) a company incorporated pursuant to the Canada Business Corporations Act  (“IMA”), received certain state mineral lease applications from Idaho Industrial Minerals, LLC., an Idaho limited liability company (“IIM”) and Northwest Kaolin, Inc., an Idaho corporation (“NWK”), collectively, referred to hereinafter as the “Parties”.

WHEREAS, a Memorandum of Assignment Agreement with Contingent Right of Reverter was recorded for notice purposes in the Latah County Recorder’s office at Moscow, ID covering the lease applications as more completely described on Exhibit A, attached hereto and incorporated herein.

WHEREAS, ALY changed its name to i-minerals inc. and was continued from the jurisdiction of the Company Act (British Columbia) to the jurisdiction of the Canada Business Corporation Act on January 22, 2004 and its wholly owned subsidiary, AlchemyKaolin, Inc., an Idaho incorporated company, changed its name to i-minerals, USA inc. in February 2005. (“IMI”); and

WHEREAS, the undersigned desire to ratify the Agreement in all its terms except as modified, amended and changed to the extent and in the manner hereinafter provided.

NOW THEREFORE, in consideration of the premises and the sum of Ten dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, we, the undersigned, and each for itself, himself and herself, as the case may be, do hereby:

1.  Replace all references to Alchemy Ventures, Ltd. (“ALY”) with i-minerals inc. (“IMA”), respectively, throughout the Agreement, except as herein amended.

 2. Replace in their entirety the sections of the Agreement corresponding to the subsequent numbered sections such that the wording at each such replaced section of the Agreement will read:

1.2 Accord and Satisfaction.  The Parties agree that with the issuance of a total of 1,750,000 common shares, plus such additional shares as represented by the interest accumulation calculated pursuant to Section 2.6 (Additional Consideration), of IMA to IIM, IIM releases any and all interest in the Lease Applications, Leases and Properties, as those capitalized terms are defined in the Agreement, and that IIM acknowledges that it has received full and final consideration of the transfer of the rights to the Lease Applications to IMI.

1.4       Term.  The Term of this Agreement shall commence on the Effective Date and shall continue for a period of six (6) years (the “Term”), unless sooner terminated as provided in this Agreement.

2.1.2  Upon Completion of a Feasibility Study.  Not later than thirty (30) days after completion of a Feasibility Study, IMA shall deliver to IIM, Four Hundred Thousand (400,000) common shares of IMA and such additional shares as calculated according to Section 2.6 (Additional Consideration), subject to any hold periods and all other restrictions as may be imposed by the TSX Venture Exchange (the “TSX.V”).

2.1.4  Upon Completion of a Permitting Process.  Not later than thirty (30) days after completion of the Permitting Process, IMA shall deliver to IIM, Five Hundred Thousand (500,000) common shares of IMA such additional shares as calculated according to Section 2.6 (Additional Consideration) subject to any hold periods and all other restrictions as may be imposed by the TSX.V.  The “Permitting Process” means the activities and time period required to obtain all federal, state or local government permits, licenses or other approvals (including water rights) necessary for IMI (or its successors, subsidiaries or affiliates), to construct and operate commercial mining and beneficiation facilities on the Properties, including, if required, through the development of a Production Plant.

2.1.5    On Completion of a Production Plant and First Delivery of Commercial Product.  Not later than thirty (30) days after completion of the first delivery of a Commercial Product from a Production Plant, IMA shall deliver to IIM, Four Hundred Thousand (400,000) common shares of IMA such additional shares as calculated according to Section 2.6 (Additional Consideration) subject to any hold periods and all other restrictions as may be imposed by the TSX.V.  The “first delivery of Commercial Product” shall be when IMI (or its successors, subsidiaries or affiliates),sells the product from beneficiating Mineral(s) in its Production Plant to a third-party end user or agent or broker for end users in commercially reasonable quantities at a cash amount representing the fair market value for the product so delivered.

3.  Add to the Agreement Section 2.6 Additional Consideration to read as follows:

2.6  Additional Consideration.  IIM shall receive compensation for time delays in IMI (or its successors, subsidiaries or affiliates) meeting the performance objectives as described in the Agreement, independent of whether such delays are within or outside of IMI’s control.  Such compensation shall be calculated by attributing interest to such delays based on an interest rate calculated by equal weightings of the Prime Bank Lending Rate and the 10 year United States Treasury Bill as quoted daily in The Wall Street Journal as of the third anniversary date of this Agreement (the “Interest Rate”).  The Interest Rate shall be applied against the value of the 1,300,000 un-issued shares (the “Un-issued Shares”) as of the third anniversary date of this Agreement.   The Un-issued Shares shall each have a deemed value equal to the closing price of IMA’s shares on the TSX Venture Exchange as of the third anniversary date of this Agreement (the “Deemed Share Value”).  The value of such interest accumulation shall be calculated by multiplying the portion of the Un-issued shares due on achievement of the milestone by the Deemed Share Value by the Interest Rate by the period of time from the third anniversary of this Agreement to the achievement of the milestone (the “Interest Accumulation”).  For purposes on an example only, if the Interest Rate is 6%, the Deemed Share Value $0.25 and the 400,000 shares due on completion of a feasibility study were delivered 15 months after the third anniversary of the agreement, the related Interest Accumulation would be 400,000 * 0.25 *0.06 * 15/12 = $7,500.  The interest accumulation shall be paid to IIM in additional common shares of IMA.  The number of shares to be issued shall be determined by dividing the Interest Accumulation by the market price of IMA shares as of the date IMA declares the performance benchmark achieved where the market price is defined by the policies of the TSX.V  Upon each performance achievement date thereafter the value of Interest Accumulation related to all remaining Un-issed Shares shall be calculated and paid to IIM in the same manner; provided, the “Un-issued Shares” and “Deemed Share Value” shall be recalculated and reset, respectively, in similar manner at each subsequently achieved milestone.

4. Ratify, adopt and confirm the Agreement in all its terms and provisions as modified, amended and changed herein, and do hereby grant, convey and assign said Lease Applications, Leases and Properties, as more fully described in Exhibit A attached hereto and incorporated by this reference, which description supercedes and replaces all previous descriptions of the Lease Applications, Leases and Properties, unto i-minerals, Inc., its successors, subsidiaries, affiliates and assigns in interest, as fully and completely as if it had originally been named as assignee in said Agreement.

5.  This Amendment and Ratification and all share issuances contemplated herein are subject to the approval of the TSX Venture Exchange.

We, the undersigned, hereby declare that said Assignment Agreement with Contingent Right of Reverter in all its terms and provisions, as herein amended, is binding on us and each of us and is a valid and subsisting Assignment Agreement with Contingent Right of Reverter, which is binding, as amended, on the respective heirs, executors, administrators, successors or assigns of the undersigned.

IN WITNESS WHEREOF, this Amendment and Ratification has been executed as of the day and year first above written.

IIM:	IMA:
IDAHO INDUSTRIAL MINERALS LLC.	i-minerals, Inc.

By /s/ Robert Lemke	By /s/ Roger Kauffman
_______ President	_______ President

NWK:	IMI:
Northwest Kaolin, Inc.	i-minerals USA, Inc.

By /s/ Robert Lemke	By /s/ Roger Kauffman
_______ President	_______ President

EXHIBIT A
TO THAT CERTAIN
AMENDMENT AND RATIFICATION OF ASSIGNMENT AGREEMENT WITH CONTINGENT RIGHT OF REVERTER

Dated August 10, 2005
By and between i-minerals, Inc. and Idaho Industrial Minerals, LLC

MINERAL LEASES HELD BY I-MINERALS USA, INC.
AS OF AUGUST 10, 2005

LEASE No.	Township	Range	Section	Legal Description	Acres
9266	41 North	1 East	18	Lot 2 (SW¼NW¼), NE¼, E½NW¼, W½SE¼, W½SE¼SE¼	381
9267	41 North	1 East	17	NW¼, N½SW¼, S½SW¼SE¼, SE¼SE¼, W½NE¼, W½NE¼NE¼	400
9268	40 North	1 West	6	Lot 9 (SW¼NW¼), Lot 10 (NW¼SW¼), Lot 11 (SW¼SW¼), SE¼NW¼, E½SW¼, SE¼, SW¼NE¼	451
9269	40 North	1 West	8	S½, NE¼NE¼, S½NE¼	440
9272	41 North	1 West	23	Lot 1 (NE¼NE¼) Lot 2 (NW¼NW¼) Lot 3 (SW¼NW¼) Lot 4 (SE¼NE¼) Lot 5 (NE¼SE¼) Lot 6 (NW¼SW¼) Lot 7 (SW¼SW¼) Lot 8 (SE¼SE¼) E½SW¼, W½SE¼	485
9273	41 North	1 West	22 27	NE¼SW¼ Lot 1 (SE¼SE¼) Lot 2 (SW¼SE¼) Lot 3 (SE¼SW¼) Lot 4 (SW¼SW¼) W½NW¼, SE¼NW¼, S½NE¼, N½S½	556

9275	41 North	1 West	20 24 36	W½NE¼, NE¼NE¼, W½SE¼, SE¼SE¼ Lot 2 (NW¼NW¼), Lot 3 (SW¼NW¼), E½NW¼, NW¼NE¼ SW¼SE¼, E½SW¼	562
9276	41 North	1 West	21 22	N½ N½	640
9279	41 North	1 West	16	Lot 3 (SE¼SW¼), Lot 4 (SW¼SW¼), NW¼, N½SW¼, S½NE¼	414
9293	40 North	1 West	17	NW¼, N½NE¼, SE¼NE¼, NW¼SE¼	320

SECOND AMENDMENT AND RATIFICATION OF ASSIGNMENT
AGREEMENT WITH CONTINGENT RIGHT OF REVERTER
Effective August 10, 2005

KNOWN ALL MEN BY THESE PRESENTS THAT:

WHEREAS, by that certain Assignment Agreement with Contingent Right of Reverter (hereafter the “Agreement”) made effective as of August 10, 2002 (the “Effective Date”), i-minerals inc. (formerly Alchemy Ventures Ltd. “ALY”) a company incorporated pursuant to the Canada Business Corporations Act (“IMA”), received certain state mineral lease applications from Idaho Industrial Minerals, LLC., an Idaho limited liability company (“IIM”) and Northwest Kaolin, Inc., an Idaho Corporation (“NWK”), collectively, referred to hereinafter as the “Parties”.

WHEREAS, a Memorandum of Assignment Agreement with Contingent Right of Reverter was recorded for notice purposes in the Latah County Recorder’s office at Moscow, ID covering the then lease applications which became mineral leases as more completely described on Exhibit A, attached hereto and incorporated herein.

WHEREAS, ALY changed its name to i-minerals inc. and was continued from jurisdiction of the Company Act (British Columbia) to the jurisdiction of the Canada Business Corporations Act on January 22, 2004 and its wholly owned subsidiary, AlchemyKaolin, Inc., an Idaho incorporated company, changed its name to i-minerals, USA inc. in February 2005. (“IMI”);

WHREAS, IMA, IMI, IIM and NWK amended the Agreement effective August 10, 2005 (“First Amendment”) to extend the term of the Agreement and arrange for additional consideration to IIM and NWK;

WHEREAS, the First Amendment proved difficult for the TSX Venture Exchange (the “TSX.V”) to quickly approve due to the complexity of evaluating the future share consideration, and the parties prefer to avoid such a delay; and.

WHEREAS, the parties now desire to rescind the First Amendment and ratify the Agreement in all its terms except as modified, amended and changed to the extent and in the manner hereinafter provided, effective as of August 10, 2005.

NOW THEREFORE, in consideration of Fifty Thousand (50,000) common shares of IMA to be issued to IIM, as soon as practicable after approval of this amendment by the TSX V, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, we, the undersigned, and each for itself, himself and herself, as the case may be, do hereby:

1.         Revoke the First Amendment and replace it in its entirety with this Second Amendment and Ratification of Assignment Agreement with Contingent Right of Reverter (the “Second Amendment”) effective as of August 10, 2005.

2.         Replace all references to Alchemy Ventures, Ltd. (“ALY”) with i-minerals inc. (“IMA”), respectively, throughout the Agreement, except as herein amended.

3.         Replace in their entirety the sections of the Agreement corresponding to the subsequent numbered sections such that the wording at each such replaced section of the Agreement will read

1.2 Accord and Satisfaction.  The Parties agree that with the issuance of a total of 1,750,000 common shares, plus an additional Fifty Thousand (50,000) common shares as consideration for this Second Amendment, of IMA to IIM, IIM releases any and all interest in the Lease Applications, Leases and Properties, as those capitalized terms are defined in the Agreement, and that IIM acknowledges that it has received full and final consideration of the transfer of the rights to the Lease Applications to IMI.

1.4       Term.   The Term of this Agreement shall commence on the Effective Date and shall continue for a period of six (6) years (the “Term”), unless sooner terminated as provided in this Agreement.

4.         Ratify, adopt and confirm the Agreement in all its terms and provisions as modified, amended and changed herein, and do hereby grant, convey and assign said Lease Applications, Leases and Properties, as more fully described in Exhibit A attached hereto and incorporated by this reference, which description supercedes and replaces all previous descriptions of the Lease Applications, Leases and Properties, unto IMA, its successors, subsidiaries, affiliates and assigns in interest, as fully and completely as if it had originally been named as assignee in said Agreement.

5.         This Second Amendment and all share issuances contemplated herein are subject to the approval of the TSX V.

We, the undersigned, hereby declare that said Assignment Agreement with Contingent Right of Reverter in all its terms and provisions, as herein amended, is binding on us and each of us and is a valid and subsisting Assignment Agreement with Contingent Right of Reverter, which is binding, as herein amended, on the respective heirs, executors, administrators, successors or assigns of the undersigned.

This Second Amendment may be executed in counterparts and a facsimile of the executed signature page shall constitute an original for all purposes.

            IN WITNESS WHEREOF, this Second Amendment has been executed as of the day and year first above written.

IIM:	IMA:
IDAHO INDUSTRIAL MINERALS LLC.	i-minerals, inc.

By /s/ W. Robert Lemke	By /s/ Roger Kauffman
____________President	_____________President

NWK:	IMI:
Northwest Kaolin, INC.	i-minerals USA, inc.

By /s/ W. Robert Lemke	By /s/ Roger Kauffman
____________President	____________President

EXHIBIT A
TO THAT CERTAIN
SECOND AMENDMENT AND RATIFICATION OF ASSIGNMENT
AGREEMENT WITH CONTINGENT RIGHT OF REVERTER

Dated Effective August 10, 2005
By and between i-minerals, inc. and Idaho Industrial Minerals, LLC

MINERAL LEASES HELD BY I-MINERALS USA, INC.
AS OF AUGUST 10, 2005

LEASE No.	Township	Range	Section	Legal Description	Acres
9266	41 North	1 East	18	Lot 2 (SW1/4NW1/4), NE1/4, E1/2NW1/4, W1/2SE1/4, W1/2SE1/4SE1/4	381
9267	41 North	1 East	17	NW1/4, N1/2SW1/4, S2/2SW1/4SE1/2, SE1/4SE1/4, W1/2NE1/4, W1/2NE1/4NE1/4	400
9268	40 North	1 West	6	Lot 9 (SW1/4NW1/4), Lot 10 (NW1/4SW1/4), Lot 11 (SW1/4SW1/4), SE1/4NW1/4, E1/2SW1/4, SE1/4, SW1/4NE1/4	451
9269	40 North	1 West	8	S1/2, NE1/4NE1/4, S1/2NE1/4	440
9272	41 North	1 West	23	Lot 1 (NE1/4NE1/4) Lot 2 (NW1/4NW1/4) Lot 3 (SW1/4NW1/4) Lot 4 (SE1/4NE1/4) Lot 5 (NE1/4SE1/4) Lot 6 (NW1/4SW1/4) Lot 7 (SW1/4SW1/4) Lot 8 (SE1/4SE1/4) E1/2SW1/4, W1/2SE1/4	485
9273	41 North	1 West	22 27	NE1/4SW1/4 Lot 1 (SE1/4SE1/3) Lot 2 (SW1/4SE1/4) Lot 3 (SE1/4SW1/4) Lot 4 (SW1/4SW1/4) W1/3NW1/4, SE1/4NW1/4, S1/2NE1/4, N1/2S1/2	556
9275	41 North	1 West	20 24 36	W1/2NE1/4, NE1/4NE1/4, W1/2SE1/4, SE1/4 SE1/4 Lot 2 (NW1/4NW1/4), Lot 3 (SW1/4NE1/4), E1/2NW1/4, NW1/4NE1/4 SW1/4SE1/4, E1/2SW1/4	562
9276	41 North	1 West	21 22	N1/2 N1/2	640
9279	41 North	1 West	16	Lot 3 (SE1/4SW1/4), Lot 4 (SW1/4SW1/4), NW1/4, N1/3SW1/4, S1/2NE1/4	414
9293	40 North	1 West	17	NW1/4, N1/2NE1/4, SE1/4NE1/4, NW1/4SE1/4	320

THIRD AMENDMENT AND RATIFICATION OF ASSIGNMENT AGREEMENT
WITH CONTINGENT RIGHT OF REVERTER
Effective August 10, 2008

KNOW ALL MEN BY THESE PRESENTS THAT:

WHEREAS, by that certain Assignment Agreement with Contingent Right of Reverter (hereafter the “Agreement”) made effective as of August 10, 2002 (the “Effective Date”), i-minerals inc.  (formerly Alchemy Ventures, Ltd. “ALY”) a company incorporated pursuant to the Canada Business Corporations Act  (“IMA”), received certain state mineral lease applications from Idaho Industrial Minerals, LLC., an Idaho limited liability company (“IIM”) and Northwest Kaolin, Inc., an Idaho corporation (“NWK”), collectively, referred to hereinafter as the “Parties”.

WHEREAS, a Memorandum of Assignment Agreement with Contingent Right of Reverter was recorded for notice purposes in the Latah County Recorder’s office at Moscow, ID covering the then lease applications which became mineral leases as more completely described on Exhibit A, attached hereto and incorporated herein.

WHEREAS, ALY changed its name to i-minerals inc. and was continued from the jurisdiction of the Company Act (British Columbia) to the jurisdiction of the Canada Business Corporation Act on January 22, 2004 and its wholly owned subsidiary, AlchemyKaolin, Inc., an Idaho incorporated company, changed its name to i-minerals, USA inc. in February 2005. (“IMI”);

WHEREAS, IMA, IMI, IIM and NWK amended the Agreement effective August 10, 2005 (“First Amendment”) to extend the term of the Agreement and arrange for additional consideration to IIM and NWK;

WHEREAS, the First Amendment proved difficult for the TSX Venture Exchange (the “TSX.V”) to quickly approve due to the complexity of evaluating the future share consideration, and the parties rescinded the First Amendment and ratified the Agreement in all its terms, except as modified, amended and changed by the Second Amendment And Ratification Of Assignment Agreement With Contingent Right Of Reverter effective as of August 10, 2005 (“Second Amendment”), which included an extension of the Term.

NOW THEREFORE, in consideration of Fifty Thousand (50,000) warrants of IMA exercisable by IIM at a cost of C$0.70/common share within two years, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, we, the undersigned, and each for itself, himself and herself, as the case may be, do hereby:

Second Amendment and Ratification	1

1.  Replace in its entirety Section 1.4 of the Agreement such that the new Section 1.4 of the Agreement will read:

1.4       Term.  The Term of this Agreement shall commence on the Effective Date and shall continue for a period of nine (9) years (the “Term”), unless sooner terminated as provided in this Agreement.

2. Ratify, adopt and confirm the Agreement in all its terms and provisions as previously modified, amended and changed and as modified, amended and changed herein, and do hereby grant, convey and assign said Lease Applications, Leases and Properties, as more fully described in Exhibit A attached hereto and incorporated by this reference, which description supercedes and replaces all previous descriptions of the Lease Applications, Leases and Properties, unto IMA, its successors, subsidiaries, affiliates and assigns in interest, as fully and completely as if it had originally been named as assignee in said Agreement.

3.  This Third Amendment And Ratification Of Assignment Agreement With Contingent Right Of Reverter (“Third Amendment”) is subject to the approval of the TSX V.

We, the undersigned, hereby declare that said Assignment Agreement with Contingent Right of Reverter in all its terms and provisions, as herein and previously amended, is binding on each of us and on the respective heirs, executors, administrators, successors or assigns of the undersigned.

This Third Amendment may be executed in counterparts and a facsimile of the executed signature page shall constitute an original for all purposes.

           IN WITNESS WHEREOF, this Third Amendment has been executed effective as of the 10th Day of August, 2008.

IIM:	IMA:
IDAHO INDUSTRIAL MINERALS LLC.	i-minerals, inc.

By /s/ W. Robert Lemke	By /s/ Roger Kauffman
_____________President	_____________President

NWK:	IMI:
Northwest Kaolin, INC.	i-minerals USA, inc.

By /s/ W. Robert Lemke	By /s/ Roger Kauffman
_____________President	_____________President

Second Amendment and Ratification	2

EXHIBIT A
TO THAT CERTAIN
THIRD AMENDMENT AND RATIFICATION OF ASSIGNMENT AGREEMENT WITH CONTINGENT RIGHT OF REVERTER

Dated Effective August 10, 2008
By and between i-minerals, inc. and Idaho Industrial Minerals, LLC

MINERAL LEASES HELD BY I-MINERALS USA, INC.
AS OF AUGUST 10, 2008

LEASE No.	Township	Range	Section	Legal Description	Acres
9266	41 North	1 East	18	Lot 2 (SW¼NW¼), NE¼, E½NW¼, W½SE¼, W½SE¼SE¼	381
9267	41 North	1 East	17	NW¼, N½SW¼, S½SW¼SE¼, SE¼SE¼, W½NE¼, W½NE¼NE¼	400
9268	40 North	1 West	6	Lot 9 (SW¼NW¼), Lot 10 (NW¼SW¼), Lot 11 (SW¼SW¼), SE¼NW¼, E½SW¼, SE¼, SW¼NE¼	451
9269	40 North	1 West	8	S½, NE¼NE¼, S½NE¼	440
9272	41 North	1 West	23	Lot 1 (NE¼NE¼) Lot 2 (NW¼NW¼) Lot 3 (SW¼NW¼) Lot 4 (SE¼NE¼) Lot 5 (NE¼SE¼) Lot 6 (NW¼SW¼) Lot 7 (SW¼SW¼) Lot 8 (SE¼SE¼) E½SW¼, W½SE¼	485
9273	41 North	1 West	22 27	NE¼SW¼ Lot 1 (SE¼SE¼) Lot 2 (SW¼SE¼) Lot 3 (SE¼SW¼) Lot 4 (SW¼SW¼) W½NW¼, SE¼NW¼, S½NE¼, N½S½	556

Second Amendment and Ratification	3

9275	41 North	1 West	20 24 36	W½NE¼, NE¼NE¼, W½SE¼, SE¼SE¼ Lot 2 (NW¼NW¼), Lot 3 (SW¼NW¼), E½NW¼, NW¼NE¼ SW¼SE¼, E½SW¼	562
9276	41 North	1 West	21 22	N½ N½	640
9279	41 North	1 West	16	Lot 3 (SE¼SW¼), Lot 4 (SW¼SW¼), NW¼, N½SW¼, S½NE¼	414
9293	40 North	1 West	17	NW¼, N½NE¼, SE¼NE¼, NW¼SE¼	320

Second Amendment and Ratification	4

FOURTH AMENDMENT AND RATIFICATION OF THE ASSIGNEMENT AGREEMENT
WITH A CONTINGENT RIGHT OF REVERTER
Effective January 21, 2010

KNOW ALL MEN BY THESE PRESENTS THAT:

WHERESAS, by that certain Assignment Agreement with Contingent Right of Reverter (hereafter the “Agreement”) made effective as of August 10, 2002 (the “Effective Date”), i-minerals inc. (formerly Alchemy Ventures Ltd. “ALY”) a company continued to the Canada Business Corporations Act (“IMA”), received certain state mineral lease applications from Idaho Industrial Minerals LLC an Idaho  limited liability company (“IIM”) and Northwest Kaolin, a Idaho corporation (“NWK”), collectively, referred to herein after as the “Parties”; and

WHEREAS, the sixteen lease applications were modified and consolidated, which became ten Mineral Leases as more completely described on Exhibit A, attached hereto and incorporated herein (the “Leases”), and the Idaho Department of Lands issued the Leases to AlchemyKaolin, inc., which later assigned the Leases to a partnership, i-minerals Helmer-Bovill, L.L.P.; and

WHEREAS,  ALY changed its name to i-minerals inc and was continued from the jurisdiction of the Company Act (British Columbia) to the jurisdiction of the Canada Business Corporation Act on January 24, 2004 and its wholly owned subsidiary AlchemyKaolin Inc., an Idaho incorporated company, changed its name to i-minerals USA inc. in February 2005 (“IMI”); and

WHEREAS, IMA, IMI, IIM and NWK amended the Agreement effective August 10, 2005 (the “First Amendment”) to extend the term of the Agreement to six years from the Effective Date of the Agreement and arrange for additional consideration to IIM and NWK; and

WHEREAS, the First Amendment proved difficult for the TSX Venture Exchange (the “TSX.V”) to quickly approve due to the complexity of evaluating the future share consideration, and the parties rescinded the First Amendment and ratified the Agreement in all of its terms, except as modified, amended and changed by the Second Amendment And Ratification of Assignment Agreement With Contingent Right of Reverter effective as of August 10, 2005 (the “Second Amendment”), which included the same extension of the term of the Agreement to six years from its Effective Date; and

WHEREAS, the term of the Agreement as agreed to and extended by the Parties in the Second Amendment was of insufficient length for IMA to meet the share issuance milestones as set forth in the Agreement; therefore, IMA, IMI, IIM and NWK amended the Agreement effective August 10, 2008 (the “Third Amendment”) to extend the term of the Agreement to nine years from the Effective Date of the Agreement and arrange for additional consideration to IIM and NWK; and

WHEREAS, by that certain Plan of Merger filed with the Idaho Secretary of State’s Office on January 20, 2010 and made effective on the date of filing, i-minerals Helmer-Bovill, L.L.P. merged with i-minerals USA, inc., and the sole surviving entity is was i-minerals USA, inc., which automatically transferred the Leases to i-minerals USA, inc. by State law I.C. 30-18-206 (the Idaho Entities Transaction Act).

Fourth Amendment and Ratification 1.22.10	Page 1 of 8

NOW THEREFORE, in consideration of the sum of $500 and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, we, the undersigned, and each for itself, himself or herself as the case may be, do hereby:

1.    Replace in its entirety Section 1.4 of the Agreement such that the new Section 1.4 of the Agreement will read:

1.4    Term.  The term of this Agreement shall commence on the Effective Date and shall continue for a period of eleven (11) years (the “Term”), unless sooner terminated as provided in this Agreement.

2. Replace in its entirety Section 2.1.2 of the Agreement such that the new Section 2.1.2 of the Agreement will read:

2.1.2 Upon Completion of a Feasibility Study.  Upon completion of a Feasibility Study, IMA shall deliver to IIM, Six Hundred Thousand (600,000) common shares of IMA.

3. Replace in its entirety Section 2.1.4 of the Agreement such that the new Section 2.1.4 of the Agreement will read:

2.1.4 Upon Completion of the Permitting Process.  Upon completion of the Permitting Process, IMA shall deliver to IIM Seven Hundred Thousand (700,000) common shares of IMA.  The “Permitting Process” means the activities and time period required to obtain all federal, state or local government permits, licenses or other approval (including water rights) necessary for IMA (or its subsidiaries or affiliates), to construct and operate commercial mining and beneficiation facilities on the Properties, including, if required through the development of a Production Plant.

4. Strike from the Agreement Section 2.1.5 in its entirety eliminating any and all obligation of IMA to issue any shares on the Completion of a Production Plant and First Delivery of Commercial Product.

5. Ratify, adopt and confirm the Agreement in all its terms and provisions as previously modified, amended and changed and as modified amended and changed herein, and do hereby grant convey and assign said Lease Applications, Leases and Properties, as more fully described in Exhibit A attached hereto and incorporated by this reference, which description supersedes and replaces all previous descriptions of Lease Applications, Leases and Properties unto IMA, its successors, subsidiaries, affiliates and assigns in interest, as fully and completely as if it had originally been named as assignee in said Agreement.

Fourth Amendment and Ratification 1.22.10	Page 2 of 8

6. This Fourth Amendment and Ratification of Assignment Agreement and Contingent Right of Reverter (the “Fourth Amendment”) is subject to the acceptance of the TSX.V.

We, the undersigned, hereby declare that the Agreement in all its terms and provisions, as herein and previously amended, is binding on each of us and our respective heirs, executors, administrators, successors of the undersigned.

This Fourth Amendment may be executed in two or more counterparts and a facsimile of the executed signature page shall constitute an original for all purposes, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                IN WITNESS WHEREOF, this Fourth Amendment has been executed effective as of the 21st day of January 2010.

IIM: IDAHO INDUSTRIAL MINERALS LLC	IMA i-minerals inc.
By /s/ Robb Lemke	By /s/ Barry Girling
President	Director

NWK Northwest Kaolin, Inc.	IMI i-minerals USA inc.
By /s/ Robb Lemke	By /s/ Roger Kauffman
President	President

THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.

Fourth Amendment and Ratification 1.22.10	Page 3 of 8

PROVINCE OF BRITISH COLUMBIA     )

                                                                : ss.

CITY OF VANCOUVER                           )

           On this _____ day of January, 2010, before me, ______________, a notary public in and for said State, personally appeared W. Barry Girling, known or identified to me to be the Director of i-minerals inc., a British Columbia corporation, the corporation that executed the instrument, and acknowledged to me that said corporation executed the same.

           IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_______________________________________________ Notary Public Residing at Comm. Expires

STATE OF IDAHO                  )

                                                : ss.

COUNTY OF                           )

           On this _____ day of January, 2010, before me, ______________, a notary public in and for said State, personally appeared Robb Lemke, known or identified to me to be the President of IDAHO INDUSTRIAL MINERALS, LLC., an Idaho limited liability company, the corporation that executed the instrument, and acknowledged to me that said corporation executed the same.

           IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_______________________________________________ Notary Public Residing at Comm. Expires

Fourth Amendment and Ratification 1.22.10	Page 4 of 8

STATE OF IDAHO  )

                                : ss.

COUNTY OF ADA  )

           On this _____ day of January, 2010, before me, ______________, a notary public in and for said State, personally appeared Robb Lemke, known or identified to me to be the President of NORTHWEST KAOLIN, INC., an Idaho corporation, the corporation that executed the instrument, and acknowledged to me that said corporation executed the same.

           IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_______________________________________________ Notary Public Residing at

Comm. Expires

STATE OF IDAHO                  )

                                                : ss.

COUNTY OF                           )

           On this _____ day of January, 2010, before me, ______________, a notary public in and for said State, personally appeared Roger A. Kauffman, known or identified to me to be the _____________ of I-MINERALS USA, INC., an Idaho limited liability company, the corporation that executed the instrument, and acknowledged to me that said corporation executed the same.

           IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_______________________________________________ Notary Public Residing at Comm. Expires

Fourth Amendment and Ratification 1.22.10	Page 5 of 8

EXHIBIT A

TO THAT CERTAIN

FOURTH AMENDMENT AND RATIFICATION OF THE ASSIGNMENT AGREEMENT WITH A

CONTINGENT RIGHT OF REVERTER

Dated Effective January 21, 2010

By and between Idaho Industrial Minerals, LLC and i-minerals, inc.

MINERAL LEASES HELD BY I-MINERALS USA, INC.

AS OF JANUARY 20, 2010

Fourth Amendment and Ratification 1.22.10	Page 6 of 8

LEASE No.	Township	Range	Section	Legal Description	Acres
9266	41 North	1 East	18	Lot 2 (SW¼NW¼), NE¼, E½NW¼, W½SE¼, W½SE¼SE¼	381
9267	41 North	1 East	17	NW¼, N½SW¼, S½SW¼SE¼, SE¼SE¼, W½NE¼, W½NE¼NE¼	400
9268	40 North	1 West	6	Lot 9 (SW¼NW¼), Lot 10 (NW¼SW¼), Lot 11 (SW¼SW¼), SE¼NW¼, E½SW¼, SE¼, SW¼NE¼	451
9269	40 North	1 West	8	S½, NE¼NE¼, S½NE¼	440
9272	41 North	1 West	23	Lot 1 (NE¼NE¼) Lot 2 (NW¼NW¼) Lot 3 (SW¼NW¼) Lot 4 (SE¼NE¼) Lot 5 (NE¼SE¼) Lot 6 (NW¼SW¼) Lot 7 (SW¼SW¼) Lot 8 (SE¼SE¼) E½SW¼, W½SE¼	485
9273	41 North	1 West	22 27	NE¼SW¼ Lot 1 (SE¼SE¼) Lot 2 (SW¼SE¼) Lot 3 (SE¼SW¼) Lot 4 (SW¼SW¼) W½NW¼, SE¼NW¼, S½NE¼, N½S½	556

Fourth Amendment and Ratification 1.22.10	Page 7 of 8

9275	41 North	1 West	20 24 36	W½NE¼, NE¼NE¼, W½SE¼, SE¼SE¼ Lot 2 (NW¼NW¼), Lot 3 (SW¼NW¼), E½NW¼, NW¼NE¼ SW¼SE¼, E½SW¼	562
9276	41 North	1 West	21 22	N½ N½	640
9279	41 North	1 West	16	Lot 3 (SE¼SW¼), Lot 4 (SW¼SW¼), NW¼, N½SW¼, S½NE¼	414
9293	40 North	1 West	17	NW¼, N½NE¼, SE¼NE¼, NW¼SE¼	320

Fourth Amendment and Ratification 1.22.10	Page 1 of 8

EXHIBIT “C”

Binding Settlement

Term Sheet

ORIGINAL

BINDING SETTLEMENT TERM SHEET

COME NOW Hoodoo Resources LLC ("Hoodoo"), Robert Lemke ("Lemke"), The Brent Thomson Family Trust ("Thomson Trust"), Brent Thomson ("Thomson"), Idaho Industrial Minerals, LLC ("IIM"), (Hoodoo, Lemke, Thomson Trust, Thomson and IIM are referred to hereinafter collectively as "Plaintiffs"); and, I-Minerals, Inc., I-Minerals USA, Inc. (collectively "I-Minerals"), Allen Ball ("Ball"), Ball Ventures, LLC ("BV") and BV Natural Resources, LLC ("BVNR") and enter into this BINDING SETTLEMENT TERM SHEET (this "Agreement") effective as of the last date approved by the relevant courts (the "Effective Date").

All of the above are referred to collectively as the "parties".

WHEREAS the parties have been involved in the following lawsuits (hereinafter "the lawsuits"): (1) Hoodoo Resources, LLC et al., vs. I-Minerals, Inc., et al., Case No. CV-2014-1306, Second Judicial District, Latah County; (2) BV Natural Resources, LLC vs. Brent Thomson, et al., Case No. CV OC 1401549, Fourth Judicial District Court, Ada County; and (3) BV Natural Resources, LLC vs. Brent Thomson, et al., Case No. CV-14-02312, Second Judicial District Court, Nez Perce County.

WHEREAS the parties on behalf of all of their affiliates, successors, and representatives wish to settle all claims that are, or could have been, asserted in the lawsuits; the parties agree to the following terms and conditions set forth herein and as further set forth in a more formal, detailed document to be drafted and executed in final form on or before June 30, 2015.

NOW THEREFORE, in consideration of the promises, covenants, representations and warranties set forth in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

1. The parties shall, to the fullest extent possible, mutually release all claims contingent, known, unknown or otherwise against each other, and that such releases shall include any assertions that might be made based on theories of alter ego.

2. The parties shall cooperate with one another in Hoodoo and Thomson's submittal of documentation supporting dismissal of the derivative claims asserted by IIM in the lawsuits. Similarly the parties shall cooperate in BVNR's submission of materials in support of the dismissal of derivative claims asserted in the Nez Perce County action.

3. I-Minerals shall pay to IIM the following:

    a. $100,000 for attorney's fees incurred by plaintiffs in connection with the lawsuits, which shall be paid within 30 days after the Effective Date.

4. The Ball entities shall provide to IIM the following consideration:

    a. Ball entities shall issue Five (5) yearly options for the purchase of 360,000 I-Mineral shares at 23.5 cents per share (the "Option Price") with the first option beginning on the Effective Date of this Settlement Agreement and on the anniversary date thereafter for each subsequent option (each a "Yearly Option") to IIM. The first two Yearly Options shall expire two years after the first filing of a "feasibility study" by I-Minerals with the TSX Venture Exchange (the term "feasibility study" shall mean the feasibility study that is currently being undertaken by I-Minerals via GBM which shall be approved by I-Minerals in its sole discretion and shall be filed by I-Minerals in accordance with the law. Thereafter each Yearly Option shall expire at the end of 365 calendar days from the applicable anniversary date. For example the third Yearly Option shall expire 3 years from the Effective Date of this Agreement. In addition to the Yearly Options, upon the full exercise of each Yearly Option at the Option Price, the Ball entities shall deliver an additional 100,000 I-Mineral shares at no charge. In the event of a change of control or sale of substatinally all of the assets of I-Minerals, the Ball entities shall issues all remaining Yearly Options for immediate exercise by IIM. Upon the exercise of the Yearly Options by IIM, BVNR shall not receive any proceeds or distributions therefrom.

5. The Ball entities agree to a "cashless exercise" in connection with exercise of the options, if applicable.

6. The parties for themselves and on behalf of their past, present, and future companies, subsidiaries, divisions, affiliates, members, partners, beneficiaries, employees, agents, trustees, heirs, executors, administrators, successors and assigns, and any of their legal representatives hereby forever release and discharge one another, their past, present, and future companies, subsidiaries, divisions, affiliates, members, partners, beneficiaries, employees, agents, trustees, heirs, executors, administrators, successors and assigns, and any of their legal representatives from any and all claims from all rights, causes of action, obligations, costs, expenses, damages, losses, claims, liabilities, suits, debts and demands, of whatever character in law or in equity, known or unknown, arising out of or related to the allegations in the Lawsuits that were, or could have been, brought by the parties in the Lawsuits or in any way related to the assignment agreement (the "Released Claims"). This shall be the broadest release allowed by law, and it is acknowledged by all parties that all claims against I-Minerals now existing shall be released. Within 30 days of the Effective Date, the Lawsuit's shall be dismissed with prejudice.

7. The final agreement shall include the following provisions and consideration:

a. A mutual non-disparagement clause;

b. An agreement by HOODOO and THOMSON not to engage in any hostile selling of I-Minerals' shares;

c. A confidentiality agreement as to this settlement with the only exceptions being disclosure to accountants, attorneys, etc., and any disclosure required by law; additionally I-Minerals at its absolute discretion may disclose that an agreement in principle has been reach prior to court approval.

d. A clause that the parties will agree to best efforts to expeditiously execute any documents necessary to effectuate this settlement.

e. An attorneys fee provision stating that the prevailing party in any lawsuit filed under or pursuant to this agreement shall be entitled to all fees and costs;

8. It is understood that if the parties cannot agree to a final settlement agreement the terms of this Agreement shall be binding.

9. If there is a dispute about the terms of this Agreement or the agreement reached at mediation, then such dispute shall be submitted to Michael McNichols for binding arbitration.

10. The laws of the state of Idaho shall be applied to interpret the terms hereof.

11. BVNR shall not be liable in any way to pay or share the attorney's fees due or owed to the Arkoosh Law Firm.

12. Each party shall bear its own attorneys' fees and costs.

13. The Consideration described herein shall be distributed by IIM to its members, not including BVNR.

14. IIM shall be dissolved upon distribution of the consideration described herein.

15. Upon approval by all relevant courts and execution of an Agreement, the Ball Entities shall deliver 1,300,000 shares of I-Minerals held in escrow and the Contingent Right of Reverter in the Assignment Agreement shall be null and void. The parties acknowledge I-Minerals is the sole owner of the subject leases in the assignment agreement free and clear of all claims of the parties. It is understood that the 1,300,000 shares described herein shall be distributed to current IIM members: Hoodoo, Thomson Trust, the Nisbet Estate and BVNR.

16. If all applicable courts do not approve this settlement, this Agreement is null and void.

17. The parties shall notify all courts and request that the pending cases be stayed for 30 days.

18. The parties hereby represent and warrant as follows, that subject only to the relevant courts' approvals: (a) that they have full power and authority to enter into this Agreement; (b) upon execution of this Agreement this Agreement will be binding and enforceable against the parties in accordance with its terms; (c) the execution and the delivery of this Agreement is not subject to any requirement that the parties obtain any consent, approval or authorization of, or make any declaration or filing with, any governmental authority or third party that has not been obtained or made or that, in any case or in the aggregate, if not obtained or made would render the execution, delivery or consummation illegal or invalid, or would constitute a default under this Agreement.

19. This Agreement may be executed in counterparts, each of which is deemed an original but all of which constitute one and the same instrument. The signature pages may be detached from each counterpart and combined into one instrument. This Agreement may be signed and delivered by facsimile (fax or email) which shall be effective as an original.

20. The parties agree to execute promptly all other documents and perform all other acts as may be reasonably necessary to carry out the purpose and intent of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the Effective Date.

HOODOO RESOURCES, LLC

W. Robert Lemke

By: W. Robert Lemke

Its: member

W. Robert Lemke

ROBERT LEMKE

THE BRENT THOMSON FAMILY TRUST

J. BRENT THOMSON

By: J. Brent Thomson

Its: Trustee

J. Brent Thomson

BRENT THOMSON

IDAHO INDUSTRIAL MINERALS, LLC

W. Robert Lemke

Robert Lemke, President

I-MINERALS, INC.

By: [signature] for I-Minerals Inc President + CEO

I-MINERALS USA, INC.

By: [signature] for I-Minerals USA Inc President

BALL VENTURES, LLC

By: BV Management Services, Inc., the Manager

By: ______________________________

Cortney Liddiard, President

BV NATURAUL RESOURCES, LLC

By: BV Management Services, Inc., the Manager

By: ______________________________

Cortney Liddiard, President

____

ALLEN BALL